Exhibit 10.1

Confidential Treatment Requested by BioDelivery Sciences International, Inc.

Confidential treatment requested with respect to certain portions hereof denoted with “***”

***CONFIDENTIAL TREATMENT REQUESTED***

Note: Confidential treatment requested with respect to certain portions hereof denoted with “***”

EXCLUSIVE LICENSE AGREEMENT

THIS EXCLUSIVE LICENSE AGREEMENT (this “Agreement”) is entered into as of March 26, 2013 (the “Effective Date”) by and between BioDelivery Sciences International, Inc., a Delaware corporation having an address at 801 Corporate Center Dr., Suite 210, Raleigh, North Carolina 27607 (“BDSI”), and Arcion Therapeutics, Inc., a Delaware corporation having an address at 2400 Boston St., Suite 330 Baltimore, Maryland 21224 (“Arcion”). Arcion and BDSI may be referred to herein individually as a “Party” or collectively, as the “Parties.”

RECITALS

WHEREAS, Arcion has developed and owns or controls certain intellectual property rights with respect to the Compound (as defined below) and gel-based products incorporating the Compound, and owns or controls certain know-how, technology, documentation, data, and other materials relating thereto; and

WHEREAS, BDSI wishes to license such rights in order to develop and commercialize Products (as defined below).

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Agreement, the Parties agree as follows:

1. DEFINITIONS. The following capitalized terms shall have the subsequent meanings when used in this Agreement. All other capitalized terms used herein are defined elsewhere in this Agreement.

1.1 “API” means active pharmaceutical ingredient.

1.2 “Affiliate” means, with respect to either Party, any person, corporation or other business entity which, directly or indirectly through one or more intermediaries, actually controls, is actually controlled by, or is under common control with such party. As used in this Section 1.2, “control” means to possess, directly or indirectly, the power to affirmatively direct the management and policies of such person, corporation or other business entity, whether through ownership of at least fifty percent (50%) of the voting securities or by contract relating to voting rights or corporate governance; provided, however, that ***.

1.3 “Applicable Law” means all applicable laws, rules, regulations and guidelines that may apply to the development, marketing, manufacturing or sale of Products or the performance

Confidential Treatment Requested by BioDelivery Sciences International, Inc.,

Confidential treatment requested with respect to certain portions hereof denoted with “***”

of either party’s obligations, or the exercise of either party’s rights, under this Agreement, including but not limited to all laws, regulations and guidelines governing the import, export, development, marketing, distribution and sale of the Product in the Territory and, to the extent relevant, all GCP, GLP or GMP standards or guidelines promulgated by any Regulatory Authorities or the ICH.

1.4 “Arcion Know-How” means all Know-How Controlled by Arcion or its Affiliates as of the Effective Date or during the term of the Agreement necessary or useful for the discovery, research, Development, manufacture, or Commercialization of the Compound or any Product, provided that Arcion Know-How shall not include any Know-How to the extent directly and specifically related to any API other than a Compound.

1.5 “Arcion Patents” means (a) those Patents set forth on Schedule 1.5 attached hereto (the “Initial Arcion Patents”); (b) any Patents filed by or on behalf of, or coming under the Control of, Arcion or any Affiliate, prior to, as of, or following the Effective Date, that Cover any Arcion Know-How invented, developed, conceived, reduced to practice, or generated prior to or on the Effective Date; (c) any additions, divisionals, continuations, continuations-in-part, conversion, supplemental examinations, extensions, term restorations, registrations, re-instatements, amendments, reissuances, corrections, substitutions, re-examinations, revalidations, supplementary protection certificates, renewals, and foreign counterparts of the Initial Arcion Patents, and any other Patents owned, controlled, or licensed by Arcion claiming priority to any of the foregoing or any of the Patents referenced in clause (a) or (b) above; and (d) all patents issuing from any of the Patents mentioned in clause (a), (b), or (c) above and any foreign counterparts of any such Patents, and which shall include, in any case, patents surviving post grant review and inter partes review.

1.6 “Arcion Technology” means the Arcion Know-How and the Arcion Patents.

1.7 “BDSI Common Stock” means the common stock, par value $0.001 per share, of BDSI.

1.8 “BDSI Competitor” means ***. The term “affiliate”, for purposes of this Section 1.8, shall have a meaning substantially similar to that of the term Affiliate as defined above (except with respect to a Third Party instead of a Party).

1.9 “BDSI Know-How” means all Know-How that (i) comes under the Control of BDSI following the Effective Date as a result of BDSI’s exercise of its rights under this Agreement (but excluding any Arcion Know-How), (ii) is Controlled by BDSI as of the date of the termination (but not expiration) of this Agreement, and (iii) is reasonably necessary for the Development or Commercialization of any Product under Development or being Commercialized by or on behalf of BDSI, any Affiliate thereof, or any Sublicensee as of the date of termination of this Agreement (such Products, “Existing Products”).

1.10 “BDSI Patents” means any Patents that (i) come under the Control of BDSI following the Effective Date as a result of BDSI’s exercise of its rights under this Agreement (but excluding all Arcion Patents), (ii) Cover Products, (iii) are Controlled by BDSI as of the date of termination (but not expiration) of this Agreement, and (iv) are reasonably necessary for the Development or Commercialization of Existing Products.

Confidential Treatment Requested by BioDelivery Sciences International, Inc.,

Confidential treatment requested with respect to certain portions hereof denoted with “***”

1.11 “BDSI Technology” means the BDSI Know-How and the BDSI Patents.

1.12 “Business Day” means any day other than Saturday, Sunday, or a day that is a federal legal holiday in the U.S.

1.13 “Calendar Day” means each of those seven (7) days in the week.

1.14 “Calendar Quarter” means each of those three (3) calendar month periods of each Calendar Year ending March 31, June 30, September 30 and December 31, provided, that (i) the initial Calendar Quarter shall begin on the Effective Date and end March 31, 2013 and (ii) the Calendar Quarter in which this Agreement expires or is terminated shall extend from the first Calendar Day of such Calendar Quarter until the effective date of such expiration or termination.

1.15 “Calendar Year” means (a) for the first Calendar Year, the period commencing on the Effective Date and ending on December 31 of the same year, (b) for the Calendar Year in which this Agreement expires or is terminated, the period beginning on January 1 of such Calendar Year and ending on the effective date of such expiration or termination, and (c) for all other years, each successive twelve (12) consecutive month period beginning on January 1 and ending December 31.

1.16 “Change of Control” means the occurrence of any of the following: (a) any consolidation or merger of a Party with or into any Third Party, or any other corporate reorganization involving a Third Party, in which those persons or entities that are stockholders of such Party immediately prior to such consolidation, merger or reorganization own less than fifty percent (50%) of the surviving entity’s voting power immediately after such consolidation, merger or reorganization; (b) a change in the legal or beneficial ownership of fifty percent (50%) or more of the voting securities of a Party (whether in a single transaction or series of related transactions) where, immediately after giving effect to such change, the legal or beneficial owner of more than fifty percent (50%) of the voting securities of such Party is a Third Party; or (c) the sale, transfer, lease, license or other disposition of all or substantially all of a Party’s assets in one or a series of related transactions to a Third Party.

1.17 “Commence” or “Commencement,” when used to describe any human clinical trial of a Product, means the first dosing of the first patient or subject for such trial with a Product or placebo.

1.18 “Commercialization” means all activities that are undertaken after Regulatory Approval of a Product in a particular jurisdiction and that relate to the commercial marketing, sale, and/or distribution of such Product, including but not limited advertising and/or promotional activities.

1.19 “Commercially Reasonable Efforts” means, with respect to a Party, ***.

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Confidential treatment requested with respect to certain portions hereof denoted with “***”

1.20 “Competing Product” means any product, other than a Product manufactured, Developed, or Commercialized by BDSI, any Affiliate thereof, or any Sublicensee under this Agreement, that (i) uses, comprises, or incorporates a gel-based delivery or formulation technology, (ii) incorporates one or more Compounds as an API, alone or with any other API(s), and (iii) is primarily used or intended for topical administration in the Field.

1.21 “Compound” means (i) clonidine, having the chemical structure set forth on Schedule 1.21 (“Clonidine”), or (ii) or any Derivative thereof that is Covered by any Arcion Patent.

1.22 “Confidential Information” means all information and know-how and any tangible embodiments thereof provided by or on behalf of one Party to the other Party either in connection with the discussions and negotiations pertaining to this Agreement or in the course of performing under this Agreement, which may include data, knowledge, practices, processes, ideas, research plans, formulation or manufacturing processes and techniques, scientific, manufacturing, marketing and business plans, and financial and personnel matters relating to the disclosing Party or to its present or future products, sales, suppliers, customers, employees, investors or business; provided, that, information or know-how of a Party will not be deemed Confidential Information of such Party for purposes of this Agreement if such information or know-how: (a) was already known to the receiving Party, other than under an obligation of confidentiality or non-use, at the time of disclosure to such receiving Party, as can be shown by written records; (b) was generally available or known to parties reasonably skilled in the field to which such information or know-how pertains, or was otherwise part of the public domain, at the time of its disclosure to such receiving Party; (c) became generally available or known to parties reasonably skilled in the field to which such information or know-how pertains, or otherwise became part of the public domain, after its disclosure to such receiving Party through no fault of the receiving Party; (d) was disclosed to such receiving Party, other than under an obligation of confidentiality or non-use, by a Third Party who had no obligation to the disclosing Party not to disclose such information or know-how to others, as can be shown by written records; or (e) was independently discovered or developed by such receiving Party, as can be shown by its written records, without the use or benefit of, or reliance on, Confidential Information belonging to the disclosing Party. Notwithstanding anything to the contrary, and regardless of which Party first discloses any information concerning Arcion Patents and Arcion Know-How to the other Party, any information related to either of the foregoing shall be the Confidential Information of both Parties, and each Party shall be deemed both the disclosing Party and the receiving Party with respect to such Confidential Information; provided, however, upon termination (but not expiration) of this Agreement, information concerning Arcion Patents and Arcion Know-How shall constitute Arcion Confidential Information (subject to the exceptions set forth in clauses (a) through (e) above).

1.23 “Controlled” means, with respect to any intellectual property or right therein, or any Regulatory Filing or Regulatory Approval, the possession by a Party of the ability to grant a license or sublicense, or make an assignment or transfer thereof, as provided for herein without violating the terms of any arrangement or agreements between such Party and any Third Party.

Confidential Treatment Requested by BioDelivery Sciences International, Inc.,

Confidential treatment requested with respect to certain portions hereof denoted with “***”

1.24 “Cover” means that the use, manufacture, sale, offer for sale, development, commercialization or importation of the subject matter in question by an unlicensed entity would infringe a Valid Claim of a Patent.

1.25 “Derivative” means, with respect to Clonidine ***

1.26 “Develop” or “Development” means, with respect to a Product, engaging in preclinical, clinical, and other research or development activities, which may include but is not limited to research, pre-clinical, clinical and regulatory activities directed towards obtaining the initial Regulatory Approval of a Product in a particular jurisdiction.

1.27 “DMF” means a drug master file, as provided for in 21 CFR § 314.420 or similar submission to or file maintained with the FDA or other Governmental Authority or Regulatory Authority that may be used to provide confidential detailed information about facilities, processes, or articles used in the manufacturing, processing, packaging, and storing of one or more human drugs.

1.28 “EMA” means the European Medicines Agency or any successor agency thereof.

1.29 “EU” means the member states of the European Union as of the Effective Date, as set forth on Schedule 1.29 attached hereto.

1.30 “Ex-US Approval Payments” means any Sublicensing Revenue (i) received by BDSI or any Affiliate thereof from any Sublicensee(s) as consideration for sublicenses granted by BDSI or such Affiliate to such Sublicensee(s) under this Agreement with respect to any Arcion Technology in any country(ies) of the EU, Brazil, Russia, India, the People’s Republic of China (excluding Taiwan), South Korea or Japan, and (ii) triggered directly and explicitly by the receipt of Regulatory Approval of any Product in any country(ies) of the EU, Brazil, Russia, India, the People’s Republic of China (excluding Taiwan), South Korea or Japan.

1.31 “Fair Market Value” means

(a) for securities for which there is an active public market:

(i) if traded on a national securities exchange (including any market tier of the NASDAQ Stock Market), the average of the closing prices of the securities on such exchange or market over the 30 trading day period ending three trading days prior to the applicable purchase of such securities by the applicable Sublicensee; or

(ii) if actively traded over-the-counter (on the OTCBB Market or OTCQB Market operated by OTC Markets, Inc., or any similar U.S. market), the average of the closing bid prices over the 30 trading day period ending three trading days prior to the applicable purchase of such securities by the applicable Sublicensee; and

(b) for securities for which there is not an active public market, the fair market value thereof as determined in good faith by BDSI’s Board of Directors.

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1.32 “FDA” means the United States Food and Drug Administration, or any successor federal agency thereto.

1.33 “Field” means topical administration for any use, application, or purpose, including, without limitation, the treatment, palliation, diagnosis, or prevention of any human or animal disease, disorder or condition.

1.34 “First Commercial Sale” means, with respect to a particular jurisdiction, the first sale in such jurisdiction of a Product to a Third Party by BDSI, any Affiliate thereof, or any Sublicensee in such jurisdiction following Regulatory Approval of such Product in such jurisdiction.

1.35 “GCP” means all applicable Good Clinical Practice standards for the design, conduct, performance, monitoring, auditing, recording, analyses and reporting of clinical trials, including, as applicable, (a) CFR Title 21, Parts 50 (Protection of Human Subjects), 56 (Institutional Review Boards), and 312 (Investigational New Drug Application), as may be amended from time to time, (b) as set forth in European Commission Directive 2001/20/EC relating to the implementation of good clinical practice in the conduct of clinical trials on medicinal products for human use, and brought into law by European Commission Directive 2005/28/EC laying down the principles and detailed guidelines for good clinical practice for investigational medicinal products, (c) as set forth in the ICH Harmonised Tripartite Guideline for Good Clinical Practice (CPMP/ICH/135/95) and any other guidelines for good clinical practice for trials on medicinal products in the Territory, and (d) the equivalent Applicable Laws in any relevant country, each as may be amended and applicable from time to time and in each case, that provide for, among other things, assurance that the clinical data and reported results are credible and accurate and protect the rights, integrity, and confidentiality of trial subjects.

1.36 “GLP” means all applicable Good Laboratory Practice standards, including, as applicable, (a) as set forth in the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in Title 21, Part 58 of the CFR, (b) as set forth in European Commission Directive 2004/10/EC relating to the application of the principles of good laboratory practices, as may be amended from time to time as well as any Rules Governing Medicinal Products in the European Community Vol. III, ISBN 92.825 9619-2 (ex—OECD principles of GLP), and (c) the Applicable Laws in any relevant country, each as may be amended and applicable from time to time.

1.37 “GMP” means all applicable Good Manufacturing Practices including, as applicable, (a) the principles detailed in the U.S. Current Good Manufacturing Practices, Title 21, Parts 210, 211, 601 and 610 of the CFR, (b) the applicable part of quality assurance to ensure that products are consistently produced and controlled in accordance with the quality standards appropriate for their intended use, as defined in European Commission Directive 2003/94/EC laying down the principals and guidelines of good manufacturing practice, (c) the principles detailed in the ICH Q7A guidelines, (d) the Rules Governing Medicinal Products in the

Confidential Treatment Requested by BioDelivery Sciences International, Inc.,

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European Community, Volume IV Good Manufacturing Practice for Medicinal Products, and (e) the equivalent Applicable Laws in any relevant country, each as may be amended and applicable from time to time.

1.38 “Governmental Authority” means any court, agency, department or other instrumentality of any foreign, federal, state, county, city or other political subdivision (including any supra-national agency such as in the European Union).

1.39 “ICH” means the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use.

1.40 “IND” means an Investigational New Drug Application filed with the FDA or the equivalent application or filing filed with any Regulatory Authority outside of the United States (including any supra-national agency such as in the European Union) necessary to commence human clinical trials in such jurisdiction, and including all regulations at 21 CFR § 312 et. seq., and equivalent foreign regulations.

1.41 “Initial US Approval” means the initial approval by FDA of an NDA, submitted by or on behalf of BDSI, an Affiliate thereof, or a Sublicensee, in the United States for a Product.

1.42 “Initial US Approval Payment” means $35,000,000, provided that, notwithstanding the foregoing, if BDSI receives US Approval Licensing Revenue less than $70,000,000, then the Initial US Approval Payment will be reduced to an amount equal to the result of the following equation:

$17,500,000 + ($17,500,000 x (R/$70,000,000))

where R equals the amount of US Approval Licensing Revenue, if any, received by BDSI. For example, if BDSI receives $35,000,000 in US Approval Licensing Revenue, the Initial US Approval Payment will equal $26,250,000.

1.43 “Know-How” means all technical, scientific and other know-how and information, trade secrets, knowledge, technology, inventions, means, methods, processes, practices, formulas, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, and other drug discovery and development technology, pre-clinical and clinical trial results, manufacturing procedures, test procedures and purification and isolation techniques, (whether or not confidential, proprietary, patented or patentable) in written, electronic or any other form now known or hereafter developed, and all improvements, whether to the foregoing or otherwise, and other discoveries, developments inventions and other intellectual property (whether or not confidential, proprietary, patented or patentable), provided that Know-How shall not include Patents

1.44 “NDA” means a new drug application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) submitted to the FDA seeking regulatory approval to market and sell the Product for human therapeutic use in the United States (including a new drug application submitted under Section 505(b)(2) of the Act).

Confidential Treatment Requested by BioDelivery Sciences International, Inc.,

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1.45 “Net Sales” means gross amounts invoiced or otherwise received for BDSI’s, its Affiliates’, and Sublicensees’ sales of Products, less the sum of the following ***. Such amounts shall be determined from ***.

***

1.46 “Paragraph IV Certification” means a certification pursuant to the Drug Price Competition and Patent Term Restoration Act of 1984 (Public Law 98-417), as amended, which shall include but not be limited to any such certification pursuant to 21 U.S.C. §355(b)(2)(A)(iv) or 21 U.S.C. §355(j)(2)(A)(vii)(IV), or any reasonably similar or equivalent certification or notice in the United States or any jurisdiction outside the United States, included in (or made with respect to or in connection with) a regulatory filing concerning a Product or Competing Product and challenging the validity, infringement, or enforceability of any Arcion Patent(s).

1.47 “Patent(s)” means any granted or issued patents and pending patent applications, together with all additions, divisionals, continuations, continuations-in-part, substitutions, reissues, re-examinations, supplemental examinations, patents reviewed under post grant review or inter partes review, extensions, registrations, patent term extensions, revalidations, supplementary protection certificates, and renewals of any of the foregoing, and all foreign applications and patents corresponding to or claiming priority from any of the foregoing.

1.48 “Phase 2 Trial” means a human clinical trial of a Product, including possibly pharmacokinetic studies, the principal purpose of which is to make a preliminary determination that such Product is safe in a patient population for its intended use and to obtain sufficient information about such Product’s efficacy to permit the design of further clinical trials, and generally consistent with 21 CFR § 312.21(b).

1.49 “Phase 3 Trial” means a human clinical trial of a Product, which trial is designed to: (a) establish that a Product is safe and efficacious for its intended use; (b) define warnings, precautions and adverse reactions that are associated with the Product in the dosage range to be prescribed; (c) support Regulatory Approval of such Product; and (d) be generally consistent with 21 CFR § 312.21(c).

1.50 “Pricing Approval” means any pricing and reimbursement approvals which must be obtained before placing a Product on the market for sale in a particular jurisdiction.

1.51 “Product” means a product that (i) utilizes any Arcion Technology relating to topical gels or the administration of topical gels as described or claimed in the Arcion Patents, (ii) incorporates or comprises a Compound as an active ingredient (alone or with one or more other active ingredients), and (iii) is Covered by one or more Arcion Patents in any country in which such product or any part thereof is made, used, or sold.

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1.52 “Regulatory Approval” means any and all approvals (including supplements, amendments, and pre- and post-approvals), licenses, registrations, clearances, or authorizations of any national, supra-national (e.g., the European Commission or the Council of the European Union), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, that are necessary for the manufacture, distribution, use or, in BDSI’s reasonable judgment, sale of a Product for human therapeutic use in a particular jurisdiction, provided that Regulatory Approval shall not include any Pricing Approval.

1.53 “Regulatory Authority” means any Governmental Authority with responsibility for granting any licenses or approvals necessary for the marketing and sale of pharmaceutical or biological products in a particular jurisdiction, including the FDA with respect to the United States, and where applicable any ethics committee or any equivalent review board.

1.54 “Regulatory Exclusivity” means an exclusive right, other than through the issuance or grant of a Patent, lawfully granted or conferred by a Governmental Authority or Regulatory Authority or Applicable Law, to market or sell a Product in that country, including any exclusive right that effectively prevents approval, sale, or marketing of any Competing Products containing the same Compound(s) as such Product or other generic equivalents of such Product in that country for the relevant time period, and which may, for example, provide: (i) marketing exclusivity that prevents a Regulatory Authority from accepting an application for Regulatory Approval submitted by a party other than BDSI, an Affiliate thereof, or a Sublicensee, for a generic, biosimilar, or bioequivalent version of a pharmaceutical product, including but not limited to exclusivity achieved through new molecular entity, orphan drug, or pediatric drug exclusivity designation by any Regulatory Authority or Governmental Authority; or (ii) data protection for regulatory data submitted by BDSI, an Affiliate thereof, or a Sublicensee concerning the Product, including but not limited to protection against unfair commercial use or public release consistent with, or no less stringent than, TRIPS Article 39.3.

1.55 “Regulatory Filing” means, with respect to the United States, an NDA, or IND, any foreign counterparts or equivalents of any of the foregoing, any DMFs, and any other filings or submissions required by or provided to Regulatory Authorities relating to the manufacture, Development or Commercialization of any Product, including any supporting documentation, data, correspondence, meeting minutes, amendments, supplements, registrations, licenses, regulatory drug lists, advertising and promotion documents, adverse event files, complaint files, and manufacturing, shipping, or storage records with respect to any of the foregoing.

1.56 “Remaining US Approval Amount” means the difference between thirty-five million dollars ($35,000,000) and the total payments due Arcion under Sections 3.10.a. and 3.10.c.

1.57 “Sublicensee” means a Third Party granted a sublicense to any of the rights granted to BDSI and its Affiliates under this Agreement.

1.58 “Sublicensing Revenue” means any consideration actually received by BDSI or its Affiliate from a Sublicensee as consideration for the grant of rights to such Sublicensee under Arcion Technology. Sublicensing Revenue includes, but is not limited to, upfront fees, license

Confidential Treatment Requested by BioDelivery Sciences International, Inc.,

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maintenance fees, and milestone payments, or other payments received by BDSI or an Affiliate in consideration for any rights granted to Arcion Patents under a sublicense agreement, but, notwithstanding anything to the contrary, Sublicensing Revenue excludes ***.

1.59 “Sublicensing Royalty Revenue” means *** actually received by BDSI or its Affiliate from a Sublicensee as consideration for the grant of rights under Arcion Technology to such Sublicensee.

1.60 “Term” has the meaning assigned to it in Section 11.1.

1.61 “Territory” means the world.

1.62 “Third Party” means any entity other than (a) Arcion, (b) BDSI, or (c) any Affiliate of either Party.

1.63 “TRIPS” means the Agreement on Trade Related Aspects of Intellectual Property Rights administered by the World Trade Organization.

1.64 “United States” or “U.S.” shall mean the United States of America and its territories and protectorates.

1.65 “US Approval Licensing Revenue” means any Sublicensing Revenue that is (i) received by BDSI or any Affiliate thereof from any Sublicensee as consideration for sublicenses granted thereto under the Arcion Technology with respect to the Development or Commercialization of a Product in the United States and (ii) is directly and explicitly triggered by such Sublicensee’s initial receipt of the initial Regulatory Approval of such Product in the United States.

1.66 “US Post-Approval Licensing Revenue” means any Sublicensing Revenue that is (i) received by BDSI or any Affiliate thereof from any Sublicensee solely as consideration for sublicenses granted thereto under the Arcion Technology with respect to the Development or Commercialization of a Product in the United States and (ii) directly and explicitly triggered by any events occurring with respect to such Product in the United States (a) following Initial US Approval of such Product and (b) prior to, or including, First Commercial Sale of such Product in the United States.

1.67 “Valid Claim” means a claim of any pending patent application or any issued, unexpired United States or granted foreign patent that has not been dedicated to the public, disclaimed, abandoned or held invalid or unenforceable by a court or other body of competent jurisdiction from which no further appeal can be taken, and that has not been explicitly disclaimed, or admitted in writing to be invalid or unenforceable or of a scope not Covering a particular product or service through reissue, disclaimer or otherwise, provided that if a particular claim has not issued within five (5) years of its initial filing, it shall not be considered a Valid Claim for purposes of this Agreement unless and until such claim is included in an issued Patent, notwithstanding the foregoing definition.

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2. LICENSES; SUBLICENSING.

2.1 License to BDSI. Arcion hereby grants to BDSI and its Affiliates an exclusive license, with the right to sublicense as set forth in Section 2.2, under the Arcion Technology to make, have made, use, sell, offer for sale, import, and export Products in the Field in the Territory.

2.2 Sublicensing. BDSI and its Affiliates shall have the right to sublicense their rights under this Agreement (including but not limited to such rights granted under Section 2.1) to one or more Third Parties (and such Third Parties’ rights may include the right to further sublicense the rights granted hereunder). BDSI shall, subject to any obligations of confidentiality to any Sublicensee, provide Arcion a written copy of each such sublicense (and each amendment thereto, if any) promptly following its execution. Each such sublicense shall (i) be consistent with this Agreement, (ii) ***, and (iii) contain terms and conditions reasonably sufficient to enable BDSI to comply with the terms of this Agreement, including, without limitation, as set forth in Section 3.16 and provisions materially similar to, or otherwise sufficient to ensure BDSI’s compliance with, Sections 3.13, 3.20, and 7.

2.3 Section 365(n). All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined in Section 101 of such Code. The Parties agree that BDSI may fully exercise all of its rights and elections under the U.S. Bankruptcy Code and any foreign equivalent thereto in any country having jurisdiction over a Party or its assets. The Parties further agree that, in the event BDSI elects to retain its rights as a licensee under such Code, BDSI shall be entitled to complete access to any technology or intellectual property licensed to it hereunder and all embodiments of such technology and intellectual property. Such embodiments of the technology and intellectual property shall be delivered to BDSI not later than:

a. the commencement of bankruptcy proceedings against Arcion, upon written request, unless Arcion elects to perform its obligations under this Agreement, or

b. if not delivered above under this Section 2.3, upon the rejection of this Agreement by or on behalf of Arcion, upon BDSI’s written request.

3. FINANCIAL TERMS

3.1 Initial Stock Issuance. Within five (5) Business Days of the Effective Date, BDSI shall, pursuant to, and as shall be more fully described in, a stock purchase agreement to be executed by the Parties in substantially the form attached hereto as Exhibit A (the “Initial Issuance Agreement”), issue to Arcion five hundred thousand (500,516) shares of unregistered BDSI Common Stock (the “Initial Shares”), which Initial Shares shall be subject to a lock-up agreement that will expire on the nine (9) month anniversary of the issuance of such shares (the “Initial Lock-Up Period”), as shall be more fully detailed in the Initial Issuance Agreement. In addition, the Initial Issuance Agreement shall provide that, following the Initial Lock-Up Period, Arcion shall: (i) sell or otherwise dispose of not more than one-third (1/3) of the Initial Shares (or one hundred sixty-six thousand eight hundred thirty-nine (166,839) shares of BDSI Common

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Stock) during each 2-month period following the expiration of the Initial Lock-Up Period, and (ii) provide BDSI with reasonable (but no less than two (2) Business Days) advance notice of its intention to sell or otherwise dispose of the Initial Shares.

3.2 Royalty Payments. Except as otherwise set forth in this Agreement, BDSI shall pay to Arcion the following amounts:

a. *** of Net Sales of all Products sold in the United States by BDSI and its Affiliates (such percentage of such Net Sales, the “US Base Rate”);

b. *** of running royalties received by BDSI or its Affiliates from any Sublicensees that are calculated on the basis of such Sublicensees’ sales of Products in the United States (such percentage of such running royalties, the “US Sublicense Base Rate”). For example, if BDSI receives a royalty on Net Sales of Products sold by a Sublicensee in the United States equaling twenty percent (20%) of such Net Sales, Arcion would receive an amount equal to 2% of such Net Sales;

c. *** of *** Net Sales of Products sold by BDSI, its Affiliates, or Sublicensees in the EU in any Calendar Year and *** of all Net Sales of Products sold by BDSI, its Affiliates, or Sublicensees in the EU *** (the applicable percentage, pursuant to the foregoing, of Net Sales of Products sold by BDSI, its Affiliates, or Sublicensees in the EU, the “EU Base Rate”); and

d. *** of Net Sales of Products sold by BDSI, its Affiliates, or Sublicensees in any jurisdiction other than (i) the United States or (ii) a country of the EU (such percentage of such Net Sales, “ROW Base Rate”; the US Base Rate, US Sublicense Base Rate, EU Base Rate, and/or ROW Base Rate, the “Base Rates”).

3.3 Third Party Royalties. If ***, then BDSI shall be entitled to deduct *** of the consideration paid to any such Third Party for any such rights in a particular country (such consideration, “Third Party Royalties”) from any payments due Arcion under Sections 3.2, 3.8, 3.9, 3.10, and 6.4 of this Agreement with respect to such country (with any amounts paid or payable with respect to more than one country being reasonably allocated by BDSI in a Commercially Reasonable fashion for purposes hereof), provided that such amounts payable shall not be reduced, with respect to any Calendar Quarter, below *** of the amounts otherwise due Arcion with respect to such Calendar Quarter in respect of such country without such offset (with any amount of any such consideration not used to reduced payments due Arcion hereunder as a result of such limit remaining available for deduction from amounts due Arcion for future Calendar Quarters, subject to such *** limit in each Calendar Quarter).

3.4 Loss of Patent Coverage. Beginning with the first Calendar Quarter during which, at any time therein, there are no Valid Claims Covering a particular Product in a particular country, the Base Rate(s) applicable under Section 3.2.a., 3.2.c., or 3.2.d. for such Product in such country, and any increases therein or additional amounts payable under Section 3.10.d. with respect to such country, shall, notwithstanding anything to the contrary, all be reduced by *** for such Calendar Quarter and each Calendar Quarter thereafter.

Confidential Treatment Requested by BioDelivery Sciences International, Inc.,

Confidential treatment requested with respect to certain portions hereof denoted with “***”

3.5 Competing Products. Upon the regulatory approval or, if earlier, first commercial sale for, in either case, use in the Field, in any country, of any Competing Product, the Base Rate(s) applicable under Section 3.2.a., 3.2.c., or 3.2.d. for such Product in such country, and any increases therein or additional amounts payable under Section 3.10.d. with respect to such country, shall, notwithstanding anything to the contrary, all be reduced by *** until the beginning of the first complete Calendar Quarter thereafter, if any, during which no Competing Products are not sold in such country.

3.6 Compulsory Licenses. If, during the term of this Agreement for a particular Product in a particular country, a compulsory license is required to be granted to a Third Party under the Applicable Laws of such country in the Territory to commercialize such Product, the Party receiving notice thereof or otherwise becoming aware thereof shall promptly notify the other Party thereof and the Parties shall use good faith efforts to meet and discuss alternatives available to them, if any, in connection with such compulsory license and/or any consideration to be paid therefor. The Parties hereby agree that (i) the royalty payable to Arcion under this Agreement with respect to Net Sales of Products sold by BDSI and its Affiliates in any country in which a compulsory license has been granted for such Products ***, (ii) sales of Products ***, and (iii) if there are royalties payable to BDSI, any Affiliate thereof, Arcion, or any Affiliate thereof with respect to ***.

3.7 Royalty Floor. Notwithstanding anything to the contrary, and without limitation of Combination Products adjustments or calculations or any adjustment under Section 3.6 (the effects of either of which shall not be subject to any limitation) in no event will the amounts payable hereunder with respect to Net Sales of a particular Product for any period during the Royalty Term therefor in any country be payable at a rate that is less than *** of the amount that would have been payable hereunder if the applicable Base Rate therefor, as originally set forth in Section 3.2, had been applied without taking into account any adjustments thereto under this Agreement (other than Combination Products adjustments, calculations or any adjustment under Section 3.6 (the effects of either of which shall not be subject to any limitation hereunder)), provided that any amount of Third Party Royalties not used, pursuant to Section 3.3, to reduce payments due Arcion under this Agreement for a particular Calendar Quarter as a result of the effects of this Section 3.7 will remain available for deduction from amounts due Arcion in future Calendar Quarters, subject to the limitations of this Section 3.7 in each such Calendar Quarter.

3.8 Ex-US Approval Payment Sharing. BDSI shall pay Arcion *** of all Ex-US Approval Payments, provided that *** then BDSI shall pay Arcion *** the “Ex-US Milestone Rate”).

3.9 Stock Issuance Upon NDA Submission. Within thirty (30) Calendar Days of the acceptance by FDA of an NDA submitted by BDSI, an Affiliate of BDSI, or any Sublicensee (such acceptance, “Initial NDA Acceptance”), BDSI shall provide written notice thereof to Arcion (“Initial NDA Notice”) and, pursuant to, and as shall be more fully described in, a stock purchase agreement to be executed by the Parties in substantially the form attached hereto as Exhibit B (the “NDA Issuance Agreement”), issue to Arcion such number of unregistered shares of BDSI Common Stock (the “NDA Shares”) having a fair market value of $2,500,000, which fair market value shall be determined with reference to the volume weighted average of the

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closing prices of the BDSI Common Stock on NASDAQ (or other trading market on which the BDSI Common Stock is then traded) over the thirty (30) trading day period ending three (3) trading days prior to such acceptance by FDA (the “FMV Calculation”), which NDA Shares shall be subject to a lock-up agreement that will expire on the nine (9) month anniversary of the issuance of the NDA Shares (the “NDA Lock-Up Period”), as shall be more fully detailed in the NDA Issuance Agreement. In addition, the NDA Issuance Agreement shall provide that, following the NDA Lock-Up Period, Arcion shall: (i) sell or otherwise dispose of not more than one-third (1/3) of the aggregate number of NDA Shares during each 2-month period following the expiration of the NDA Lock-Up Period, and (ii) provide BDSI with reasonable (but no less than two (2) Business Days) advance notice of its intention to sell or otherwise dispose of the NDA Shares. In the event that the BDSI Common Stock is not publicly-traded at the time of the NDA Issuance Agreement, the fair market value of the BDSI Common Stock shall not be determined pursuant to the FMV Calculation but instead shall be determined in good faith by BDSI’s board of directors or the board of directors of any successor to BDSI. Notwithstanding anything to the contrary, BDSI shall have the option, if and as elected by BDSI in the Initial NDA Notice, to, in lieu of the foregoing issuance of shares of BDSI Common Stock having a fair market value of $2,500,000, pay all or any portion of such $2,500,000 in consideration due Arcion with respect to Initial NDA Acceptance in cash, with, in such case, any balance of such consideration not paid in cash to be satisfied through the issuance of shares of BDSI Common Stock having a fair market value equal to the difference between the amount of the cash payment elected hereunder by BDSI and $2,500,000, with the fair market value of such shares to be calculated, and such issuance to be made, pursuant to the preceding terms of this Section 3.9.

3.10 US Approval Payments.

a. Within thirty (30) Calendar Days of Initial US Approval, BDSI will provide written notice thereof to Arcion and pay Arcion the US Approval Payment.

b. Notwithstanding Section 1.42 or anything to the contrary, if the FDA, as a condition of Regulatory Approval in the United States or a matter to be disclosed on labeling, or in any communication to physicians, health care providers, or prescribers, for the Product in the United States, requires or recommends the performance of a capsaicin challenge, diagnostic, or test (or a particular outcome of any of the foregoing) as a precondition or precursor to the prescription or administration of a Product, the US Approval Milestone Payment shall be equal to $17,500,000 while the amount of the first (1st) and second (2nd) Sales Milestone Payments, respectively, listed in Section 3.11 shall each be increased by $8,000,000 (to $18,000,000 and $28,000,000, respectively) (such reduction of the US Approval Milestone Payment, the “Diagnostic Requirement Adjustment”).

c. If (i) the Diagnostic Requirement Adjustment does not apply, (ii) the Initial US Approval Payment is reduced to an amount less than thirty-five million dollars ($35,000,000) as described in Section 1.42, and (iii) BDSI receives any US Post-Approval Licensing Revenue, then BDSI will pay Arcion an additional amount, due within ninety (90) Calendar Days of the First Commercial Sale of Product in the United States, equal to the lesser of (x) the difference between thirty-five million dollars ($35,000,000) and Initial US Approval Payment as calculated pursuant to Section 1.42 or (y) an amount equal to the result of the following equation:

$17,500,000 x (A/$70,000,000)

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Confidential treatment requested with respect to certain portions hereof denoted with “***”

where A equals the amount of any US Post-Approval Licensing Revenue, if any.

d. If the Remaining Approval Amount is greater than zero: (1) the US Base Rate shall be increased from *** to *** for BDSI’s and its Affiliates’ Net Sales of Product in the United States, (2) the US Sublicense Base Rate shall be increased from *** to ***, and (3) the Ex-US Milestone Rate shall be increased by an additional *** of Ex-US Approval Milestones (i.e. it shall be increased to *** or *** of Ex-US Approval Payments, depending on the applicable percentage payable thereon as set forth in Section 3.8), subject in each case to any other agreed-upon adjustments applicable to any of the foregoing under this Agreement, until the total, aggregate additional amounts due under this Agreement resulting from such increases under this Section 3.10.d. collectively equal the Remaining Approval Amount (such increased payments resulting from the aforementioned increases, the “US Approval Make-Up Payments”), at which point the applicable Base Rates will revert back to their original rates as set forth in this Agreement, subject to any other agreed-upon adjustments applicable thereto. BDSI shall have the option, upon written notice to Arcion provided with respect to any such payment or issuance, to pay all or any portion of the US Approval Make-Up Payments in unregistered shares of BDSI Common Stock or cash, with the fair market value of any shares issued as part of any Approval Amount Make-Up Payments determined using the FMV Calculation or alternative fair market valuation as set forth in Section 3.9. For the sake of clarity and the avoidance of doubt, such shares shall not be subject to a lock-up or any other terms restricting their sale or other disposition. In any case, the sum of (i) the US Approval Milestone Payment, (ii) the amounts due under Section 3.10.c., and (iii) the Approval Amount Make-Up Payments shall not in any event exceed ***. Notwithstanding anything to the contrary, if the Diagnostic Requirement Adjustment occurs, none of the foregoing shall apply in any respect under any circumstances, and in such case, the total amount due under this Section 3.10 shall equal ***, without any further amounts being due under or as a result of any increases to any Base Rates, or otherwise, under this Section 3.10.

e. Notwithstanding anything to the contrary, the total amounts payable under this Section 3.10 will not be less than seventeen million five hundred thousand dollars ($17,500,000) and will not exceed thirty-five million dollars ($35,000,000).

3.11 Sales Milestone Payments. In addition to any payments due under Section 3.2, 3.8, 3.9, or 3.10 (as they may be adjusted under this Agreement), BDSI shall pay Arcion the following amounts, which shall be non-refundable and non-creditable, within thirty (30) Calendar Days of the initial achievement of the indicated milestone (the “Sales Milestone Payments”):

MILESTONE	PAYMENT
Net Sales of Products in the United States in a single Calendar Year equals or exceeds $***	$	*	**
Net Sales of Products in the United States in a single Calendar Year equals or exceeds $***	$	*	**
Net Sales of Products in the United States in a single Calendar Year equals or exceeds $***	$	*	**

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Confidential treatment requested with respect to certain portions hereof denoted with “***”

BDSI shall provide Arcion written notice of the achievement of each milestone described above within thirty (30) Calendar Days of such achievement. Notwithstanding anything to the contrary, each Sales Milestone Payment is payable only once under this Agreement, with respect to the initial accomplishment thereof, regardless of the number of Products (or indications therefor) or the number of times such milestone may be achieved.

3.12 Royalty Term. Subject to any earlier termination of this Agreement, amounts due (or BDSI Common Stock issuances required) under Sections 3.2, 3.7, 3.8, 3.9, 3.10, and 3.11 (as they may be adjusted under this Agreement) shall only be payable on a country-by-country and Product-by-Product basis for sales or events occurring, as applicable, with respect to a particular Product in a particular country prior to the last to occur of (i) the first date on which there are no Valid Claims of any Arcion Patent Covering such Product in such country, (ii) the expiration of all Regulatory Exclusivity pertaining to such Product in such country, or (iii) the tenth (10th) anniversary of the First Commercial Sale of such Product in such country (the period from the Effective Date until the last to occur of (i), (ii), or (iii) for a particular Product in a particular country, the “Royalty Term” for such Product in such country).

3.13 Payments and Payment Reports. Except as otherwise provided in this Section 3, all royalties and payments due under this Section 3 shall be paid within *** of the end of the Calendar Quarter during which the applicable Net Sales occur or Ex-US Approval Payments are received. Each royalty payment shall be accompanied by a statement stating (as applicable) the number, description, and aggregate Net Sales, by country, of each Product sold during the relevant Calendar Quarter by BDSI, its Affiliates, and Sublicensees, the running royalties on Sublicensees’ Net Sales of Products in the United States received by BDSI and its Affiliates during the relevant Calendar Quarter, and detailing the calculation of royalties and amounts due for such Calendar Quarter.

3.14 Payment Method. All payments due under this Agreement to Arcion shall be made by bank wire transfer in immediately available funds to an account designated by Arcion in writing. All payments hereunder shall be made in the legal currency of the United States.

3.15 Taxes. In the event any tax or similar amount is paid or required to be withheld by BDSI or any Affiliate thereof for the benefit of Arcion on account of any royalties or other payments payable to Arcion under this Agreement, the corresponding amounts payable to Arcion

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Confidential treatment requested with respect to certain portions hereof denoted with “***”

shall be reduced by the amount of taxes or similar amounts deducted and withheld, and BDSI shall pay the amounts of such taxes or similar amounts to the proper Governmental Authority in a timely manner and promptly transmit to Arcion an official tax certificate or other evidence of such tax or other obligations together with proof of payment from the relevant Governmental Authority of all amounts deducted and withheld sufficient to enable Arcion to claim such payment of taxes or similar amounts. Any such withholding taxes or similar amounts required under applicable law to be paid or withheld shall be an expense of, and borne solely by, Arcion. BDSI will provide Arcion with, at Arcion’s expense, reasonable assistance to enable Arcion to recover such taxes or amounts otherwise withheld as permitted by law.

3.16 Sublicenses. For avoidance of doubt, the Parties agree that in the event that BDSI grants licenses or sublicenses to Third Parties any right under Arcion Technology to sell Products, BDSI shall include in such licenses or sublicenses an obligation for such Sublicensee to account for and report its sales of Products on a basis reasonably sufficient to enable BDSI to pay Arcion the royalties due under this Agreement and satisfy BDSI’s reporting obligations hereunder. In the event BDSI exercises its audit rights with respect to any license or sublicense granted to a Third Party concerning Arcion Technology or Products, BDSI shall promptly provide Arcion a copy of the results of any such audit or examination.

3.17 Foreign Exchange. With respect to Net Sales invoiced in a currency other than United States dollars, such Net Sales will be converted into the United States dollar equivalent using the average conversion rate existing in the United States (as reported in The Wall Street Journal, New York edition) during the applicable Calendar Quarter. If The Wall Street Journal ceases to be published, then the rate of exchange to be used shall be that reported in such other business publication of national circulation in the United States on which the Parties reasonably agree.

3.18 Blocked Currency. In each country where the local currency is blocked and cannot be removed from the country, payments under this Agreement arising from activities in that country for which BDSI or an Affiliate thereof does not receive payment in United States’ currency, freely useable outside of such country, shall, notwithstanding anything to the contrary, be paid to Arcion in U.S. Dollars as provided under Section 3.14.

3.19 Interest. If BDSI fails to make any payment when due to Arcion under this Agreement, then interest shall accrue on the balance due on a daily basis at a rate equal to ***, or at the maximum rate permitted by applicable law, whichever is the lower, until BDSI meets the full financial obligation due. Payment of interest does not limit other remedies for Arcion under this Agreement or under Applicable Law.

3.20 Records; Audits. BDSI and its Affiliates shall keep or cause to be kept such records as are reasonably required to determine, in a manner, with respect to any financial records, consistent with generally accepted accounting principles in the United States or any other applicable jurisdiction in which such records may be kept, the amounts due under this Agreement; such records must be kept for a minimum of *** following the Calendar Year to which such records pertain. At the request (and expense) of Arcion, BDSI shall permit Arcion to engage an independent certified public accounting firm reasonably acceptable to BDSI, at

Confidential Treatment Requested by BioDelivery Sciences International, Inc.,

Confidential treatment requested with respect to certain portions hereof denoted with “***”

reasonable times not more than *** and upon reasonable notice, to examine only those records of BDSI and its Affiliates as may be necessary to determine, with respect to any Calendar Year ending not more than *** prior to Arcion’s request, the correctness or completeness of any royalty report or payment made under this Agreement. Arcion shall promptly provide a copy of the results of any such audit or examination to BDSI (which BDSI shall be entitled to share with its Affiliates and Sublicensees). Arcion shall bear the full cost of the performance of any such audit or examination, unless such audit or examination discloses an underpayment exceeding *** of the amount actually due hereunder with respect to any particular Calendar Year, in which case BDSI shall bear the reasonable, documented cost of the performance of such audit or examination. BDSI shall promptly pay to Arcion the amount of any underpayment of royalties revealed by such an examination and review. Any overpayment by BDSI of royalties or any other amount paid to Arcion revealed by an examination and review shall, in BDSI’s sole discretion, (i) be fully-creditable against future payments under this Agreement or (ii) refunded to BDSI within thirty (30) Calendar Days of its request.

3.21 Successor Securities. For purposes of Sections 3.9 and 3.10.d., in the event that BDSI is required or elects to issue shares of BDSI Common Stock to Arcion, such shares of Common Stock shall be deemed to include the common equity of any corporation or other entity which is a successor to the business of BDSI and the BDSI Technology by way of merger, share exchange, other business combination or asset sale.

4. TECHNOLOGY/REGULATORY TRANSFER; CLINICAL SUPPLY; JOINT STEERING COMMITTEE; DILIGENCE; RELATED MATTERS

4.1 Technology/Regulatory Transfer. Upon execution of this Agreement, (i) Arcion shall transfer to BDSI, at no additional cost, all Arcion Know-How, which shall include but not be limited to all formulation, development, manufacturing, analytical testing, device testing, stability, pre-clinical, and clinical data, trade secrets, and other regulatory data related to any Compound, Product, or pump or other device for the delivery or administration thereof in its possession and (ii) Arcion hereby assigns all right, title, and interest in all Regulatory Filings, including but not limited to IND 78,606, filed with the FDA (the “Arcion IND”), to BDSI free and clear of all liens, claims, and encumbrances. Arcion shall, at Arcion’s cost, take any and all actions requested by BDSI to effect the foregoing as promptly as practicable following the execution of this Agreement, which shall include but not be limited to (i) preparing and filing whatever filings, requests or applications are required or deemed advisable to be filed with any Regulatory Authority, if any, in connection with the preceding assignment (including but not limited to, if applicable with respect to the FDA, a “transfer of ownership letter”) and (ii) taking all reasonable actions necessary to enable BDSI to undertake the manufacture, Development and Commercialization of Products under this Agreement. Such actions shall include providing BDSI with:

i. copies of all Regulatory Filings;

ii. any communications with Governmental Authorities or Regulatory Authorities, and the minutes of any meetings with Governmental Authorities or Regulatory Authorities, relating to any Product;

Confidential Treatment Requested by BioDelivery Sciences International, Inc.,

Confidential treatment requested with respect to certain portions hereof denoted with “***”

iii. DMFs and any trial, drug, device, or other master files relating to any Product;

iv. copies of all data files, analyses, listings and tables of results, and copies of all case report forms from all clinical trials relating to any Product;

v. copies of all adverse event reports relating to any Product;

vi. storage of and access permission to any retained samples of materials used in clinical trials relating to any Product;

vii. access to all contractors, including but not limited to clinical research organizations, involved in the preclinical studies and clinical trials relating to any Product (or the manufacture or supply of any pump or other devices for the delivery or administration of Product (any device for such delivery or administration, a “Delivery Device”)) and any contracts therewith;

viii. the data, files and results of any chemistry, manufacturing, or control-related activities regarding any Product; and

ix. all other information that BDSI may reasonably request that may be useful to BDSI for the manufacturing of Products or conducting preclinical studies and clinical trials and other Development activities with respect to any Products, or manufacture or Commercialization of any Products

4.2 Additional Assistance. In the event BDSI desires assistance from Arcion in connection with any activities related to preclinical development of the initial Product, including further lead optimization, assay development and validation, production of toxicology/GMP material or performance of toxicology studies, BDSI shall provide written notice thereof to Arcion and the parties shall enter into good faith discussions concerning the financial and other terms upon which such assistance may be provided by Arcion, provided that Arcion shall not have any obligation to provide such assistance unless and until the Parties have executed a mutually agreeable definitive written agreement governing the provision of such assistance. Arcion shall permit any of its employees, officers, or directors to enter into one or more consulting or service agreement(s) with BDSI concerning Products (or the Development, Commercialization, or manufacture thereof) to the extent to the extent so requested by BDSI and acceptable to such employee, officer, or director.

4.3 Clinical Supply. Within thirty (30) Calendar Days of the Effective Date, Arcion shall deliver to, or make available for pick-up by or on behalf of, BDSI, as elected by BDSI, all Product, placebo, and Delivery Devices in the possession, or under the control of, Arcion or its Affiliates that was manufactured for use in human clinical trials (such Product, placebo, and Delivery Devices, the “Clinical Trial Material”), at no cost to BDSI. The amount and type of such Clinical Trial Material is detailed on Schedule 4.3 attached hereto, provided that, notwithstanding the foregoing, BDSI shall be responsible for the reasonable, direct, documented cost of shipping such Clinical Trial Material to BDSI or BDSI’s desired destination therefor. Arcion represents and warrants that the specifications for such Clinical Trial Material, which are in compliance with Applicable Law and GMP, are set forth on Schedule 4.3 hereto.

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4.4 Joint Steering Committee.

i. Structure and Role. Promptly after the Effective Date, the Parties shall establish a Joint Steering Committee (the “JSC”) as described in this Section 4.4. The JSC shall exist from the Effective Date until the initial Regulatory Approval is obtained in the United States or EU, upon which Regulatory Approval this Section 4.4 shall terminate and be of no further effect. The JSC shall ***, provided that (a) the JSC shall not have any right to make any binding or other decisions or determinations with respect to BDSI’s Development, manufacture, or Commercialization of Products and (b) BDSI shall not be limited or delayed in its conduct or filings with any Regulatory Authority or Governmental Authority as a result of its obligations to, or the rights of the JSC, provided that ***. BDSI shall keep the JSC reasonably informed of its significant and material progress and activities related to the Development and Commercialization of Products.

ii. Membership. The JSC will be comprised of up to *** members in total and an equal number of representatives from each Party. Each Party shall provide the other with a list of its initial members of the JSC promptly after the Effective Date. Each Party may replace any or all of its representatives on the JSC at any time upon written notice to the other Party. Any member of the JSC may designate a substitute to attend and perform the functions of that member at any meeting of the JSC. Each Party may, in its reasonable discretion, invite non-member representatives of such Party to attend meetings of the JSC.

iii. Meetings. The JSC shall meet at least ***, or more or less frequently as the Parties may agree in writing, on such dates, and at such places and times, as provided herein or as the Parties shall agree in writing, provided that the first meeting shall be held within *** of the Effective Date. Meetings of the JSC shall be held at BDSI or such other place as the Parties may mutually agree. The members of the JSC also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate, provided that the Parties use Commercially Reasonable Efforts to hold at least one face-to-face meeting each Calendar Year. Each Party shall bear all costs and expenses relating to its members’ attendance at meetings of the JSC. BDSI will designate one of its representatives as the chairperson of the JSC. The chairperson shall be responsible for scheduling meetings, preparing and circulating an agenda in advance of each meeting, preparing and issuing minutes of each meeting within thirty (30) Calendar Days thereafter, revising such minutes to reflect timely comments thereon, and overseeing the ratification of such revised minutes. Either Party may invite subject matter experts or other relevant personnel to attend any meeting of the JSC.

4.5 Regulatory Filings. BDSI (or its Affiliates or Sublicensees) will own and be responsible for all Regulatory Filings and Regulatory Approvals in the Territory, subject to

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Section 11.4. BDSI shall maintain (or use Commercially Reasonable Efforts to cause its Affiliates and Sublicensees to maintain) reasonably complete and accurate records of all material performed by BDSI in furtherance of the Development and Commercialization of Products and all material results, data and developments generated by BDSI in conducting such activities. Such records shall be maintained in reasonably sufficient detail and in a manner reasonably appropriate for patent and regulatory purposes.

4.6 Compliance. BDSI shall comply, and shall use Commercially Reasonable Efforts to ensure that its Affiliates and any Sublicensees comply, with all Applicable Laws in the exercise of the rights granted under this Agreement.

4.7 Diligence.

i. BDSI shall, during the Term, use Commercially Reasonable Efforts to pursue the Development and Commercialization of Products. The Parties agree that the efforts of BDSI’s Affiliates, Sublicensees, and contractors or consultants of BDSI, its Affiliates, or Sublicensees shall constitute the efforts of BDSI for purposes of satisfying BDSI’s obligations under this Section 4.7. BDSI shall provide Arcion with a yearly update, within ninety (90) Calendar Days of the end of each Calendar Year, summarizing the progress and results of its efforts to Develop and Commercialize Products and summaries of any ongoing plans with respect thereto.

ii. BDSI shall use Commercially Reasonable Efforts to (i) Commence a Phase 2 Trial within *** and (ii) complete a Phase 2 Trial within ***.

iii. Within *** following completion of the initial Phase 2 Study, initiated by or on behalf of BDSI, and Affiliate thereof, or any Sublicensee, of the Product in painful diabetic neuropathy (or any materially similar indication) with positive results (i.e. statistically significant differences between the Compound and placebo on the primary outcome measure that reasonably supports the conduct of a subsequent Phase 3 Trial in the United States) (such a study, a “Successful PDN Study”), BDSI shall request (or use Commercially Reasonable Efforts to cause an Affiliate or Sublicensee to request) a meeting with any Regulatory Authority in the EU for the intended purpose of determining the adequacy of the Product’s combined clinical trial package (containing the results of the Successful PDN Study, such subsequent Phase 3 Trial in the United States, and any preceding clinical trials of Product) for the submission of an application for Regulatory Approval in the EU or any country thereof.

5. PATENT PROSECUTION AND MAINTENANCE.

5.1 Prosecution and Maintenance by BDSI. Except as provided in Section 5.2 below, BDSI shall assume and have primary responsibility for, and use Commercially Reasonable Efforts to pursue, the filing, prosecution, and maintenance of the Arcion Patents and, subject to Section 5.2, BDSI will be responsible for all reasonable costs and expenses it incurs with respect to its filing, prosecution and maintenance of the Arcion Patents ***. Schedule 1.5 may be updated periodically to reflect the further prosecution of Arcion Patents and the addition

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of any Arcion Patents coming under the Control of Arcion after the Effective Date. BDSI shall use Commercially Reasonable Efforts to advise Arcion in writing of the status of the filing, prosecution, and maintenance of the Arcion Patents (including any related hearings or other proceedings) on a reasonably regular basis and, at Arcion’s written request, will provide Arcion with copies of all material correspondence to and from any patent authority with respect thereto. BDSI shall (i) use Commercially Reasonable Efforts to provide Arcion a reasonable opportunity to review and comment on any material patent filings or correspondence with patent authorities pertaining to the Arcion Patents, (ii) use Commercially Reasonable Efforts to take into account Arcion’s reasonable comments related to any of the foregoing, and (iii) not abandon prosecution or maintenance of any Arcion Patent without first notifying Arcion in a reasonably timely manner of BDSI’s intention and reason therefor, and providing Arcion with reasonable opportunity to assume responsibility for prosecution and maintenance of such Arcion Patent as set forth in Section 5.2.

5.2 Abandonment by BDSI; Prosecution and Maintenance by Arcion. If BDSI provides Arcion with written notification that it will no longer support or pursue the filing, prosecution, or maintenance of a specified Arcion Patent in a particular country, then (A) BDSI’s responsibility for such filing, prosecution, or maintenance of such Arcion Patent in such country, and the fees and costs related thereto, will terminate on the earlier of (x) the date sixty (60) Calendar Days after Arcion’s receipt of such written notice from BDSI or (y) Arcion’s assumption of the filing, prosecution and maintenance of such Arcion Patent in such country, and (B) Arcion shall have the right, upon written notice to BDSI given during such sixty (60) Calendar Day period, to assume control of, and responsibility for, the filing, prosecution, or maintenance of such Arcion Patent in such country, at Arcion’s expense. In the event of such an assumption by Arcion with respect to such Arcion Patent in such country, Arcion will thereafter advise BDSI in writing of the status of such Arcion Patent (including any related hearings or other proceedings) on a reasonably regular basis and, at BDSI’s request, will provide BDSI with copies of all documentation concerning such Arcion Patent in such country, including all correspondence to and from any patent authority with respect thereto. Arcion shall, in the event of any such assumption by Arcion, (i) consult with BDSI prior to abandoning any such Arcion Patent or any claim contained therein, (ii) solicit BDSI’s advice and review of such Arcion Patent (or any correspondence related thereto) and important prosecution or maintenance matters related thereto in reasonably sufficient time prior to any filing, submission, or communication thereof or with respect thereto, (iii) take into account BDSI’s reasonable comments related to any of the foregoing, and (iv) not, in the course of such filing, prosecution, or maintenance, take any actions or make any statement that adversely affects, or would reasonably be anticipated to adversely affect, any other Arcion Patents (or the scope, enforceability, or validity thereof). For purposes of clarification, but not limitation, any Patent subject to this Section 5.2 shall in any event remain an Arcion Patent, and remain included in the rights granted to BDSI, its Affiliates, and Sublicensees under this Agreement, until such time as such Arcion Patent no longer has any Valid Claims.

5.3 Patent Term Extensions. BDSI shall promptly notify Arcion of the issuance of each Regulatory Approval and, where reasonably and legally possible and reasonably useful or materially valuable in the Commercialization of Products, use Commercially Reasonable Efforts

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to apply (or cause its Affiliates or Sublicensee(s) to apply) for a patent term extension, adjustment or restoration, supplementary protection certificate, or other form of market exclusivity conferred by Applicable Laws (collectively, “Patent Term Extensions”) in the relevant country(ies) of the Territory. Arcion shall, if and as requested by BDSI, (i) use Commercially Reasonable Efforts to, assist BDSI, its Affiliates, and Sublicensees in obtaining all available Patent Term Extensions and (ii) take all actions necessary to obtain all Patent Term Extensions. The Parties shall cooperate with each other in obtaining Patent Term Extensions wherever and whenever applicable.

6. PATENT INFRINGEMENT.

6.1 Notice. If either Party becomes aware of any actual, potential, or alleged infringement of any of the rights to Arcion Patents granted to BDSI under this Agreement with respect to Products, such Party shall give to the other Party prompt and reasonably detailed written notice of such actual, potential, or alleged infringement. Notwithstanding the foregoing, each Party shall notify the other Party within two (2) Business Days of its receipt of, or receipt of notice of, any Paragraph IV Certification.

6.2 Infringement of Arcion Patents. With respect to any actual, potential, or alleged infringement of the rights to Arcion Patents granted to BDSI under Section 2.1 (“Field Infringement”), which shall include, to the extent permitted under Applicable Law, any infringement or other claims resulting from, or legal actions or proceedings enabled or permitted by, any Paragraph IV Certification, BDSI shall have the first and primary right, but not the obligation, to, at its expense, initiate, prosecute, and control any such action or legal proceedings, and/or enter into a settlement, including any declaratory judgment action, with respect thereto. In any such litigation brought by BDSI, BDSI shall have the right to use and sue in Arcion’s name and join Arcion as a party to such litigation, and Arcion shall cooperate reasonably with respect thereto, as requested by BDSI. If, within *** of the notice in Section 6.1 of Field Infringement (or, in the case of a Paragraph IV Certification, *** from the date of BDSI’s receipt of the Paragraph IV Certification or notice thereof from Arcion), BDSI shall, (i) have been unsuccessful in persuading the actual, potential, or alleged infringer to desist, (ii) shall not have brought and shall not be diligently prosecuting an infringement or other action with respect to such actual, potential, or alleged infringement or Paragraph IV Certification, or (iii) has not entered into settlement discussions with respect to such actual, potential, or alleged Field Infringement or Paragraph IV Certification, or if BDSI notifies Arcion that it has decided not to undertake any of the foregoing against any such alleged, potential, or actual infringer or Third Party making such Paragraph IV Certification, then Arcion shall have the right, at its expense, to bring suit to enforce such Arcion Patents against such actual, alleged, or potential infringer, or take action with respect to such Paragraph IV Certification, at its own expense ***. Notwithstanding the foregoing, Arcion shall not, and shall not permit any Affiliate thereof or Third Party to, proceed against an alleged infringer of the Arcion Patents in the Territory (1) unless significant damages are reasonably expected to be recovered from the infringer in such proceeding and (2) without first consulting with BDSI regarding the strategy for such proceeding and considering in good faith BDSI’s comments regarding such proceeding; provided that Arcion shall not, nor shall it permit any other licensee of Arcion under the Arcion Patents in the Territory to, proceed against an alleged Field Infringement.

Confidential Treatment Requested by BioDelivery Sciences International, Inc.,

Confidential treatment requested with respect to certain portions hereof denoted with “***”

6.3 Infringement of Third Party Rights. In the event that a claim of infringement of a Third Party’s Patents is made or brought against either Party with respect to the manufacture, use, sale, or importation of the Product, the Party receiving such claim shall promptly inform the other Party in writing, and the Parties shall consult with each other in order to develop a strategy for addressing the alleged infringement. Each Party shall reasonably cooperate with the other Party, as reasonable requested thereby, in any investigations undertaken to determine any potential infringement. As between the Parties, BDSI (and/or its Affiliates and Sublicensees) shall have the first and primary right, but not the obligation, at its own expense (subject to Section 6.6) to defend, control the defense of, and/or settle any such claim against BDSI, its Affiliates, or Sublicensees, using counsel of its own choice.

6.4 Litigation Control. The Party pursuing or controlling any action or defense under Section 6.2 or 6.3 (the “Controlling Party”) shall be free to enter into a settlement, consent judgment, or other voluntary disposition of any such action or defense, provided, however, that (i) the Controlling Party shall consult with the other Party (the “Secondary Party”) ***. With respect to ***, the Secondary Party shall provide the Controlling Party notice of ***. Any recovery or damages received by the Controlling Party with respect to the infringement of the rights to Arcion Patents granted under this Agreement, or in settlement of any matter subject to Section 6.2 or 6.3, shall be used first to reimburse the Parties for unreimbursed reasonable, documented expenses (excluding, with respect to any costs or expenses incurred by Arcion, compensation of any employees or consultants of Arcion or any Affiliate thereof) incurred in connection with such action or settlement, and the remainder shall be split *** to Controlling Party and *** to Secondary Party Notwithstanding the foregoing, the Secondary Party, at its expense, shall have the right to be represented by counsel of its choice in any proceeding governed by this Section 6.4.

6.5 Reimbursement. Each Party shall invoice the other Party for any reasonable, documented costs incurred that are to be borne by the other Party pursuant to this Section 6 (which reimbursable costs shall exclude any costs or expenses incurred by Arcion with respect to its compensation of any employees or consultants of Arcion or any Affiliate thereof). Each Party shall pay the other Party such amounts within thirty (30) Calendar Days of its receipt of any such invoice, except to the extent such amounts are the subject of a good faith dispute, in which the amounts subject to such dispute shall be due within thirty (30) Calendar Days of the resolution of such dispute.

6.6 Litigation Credit. To the extent there is no recovery of damages, or amounts received in settlement, by BDSI or its Affiliates with respect to any matter contemplated by Section 6.2 or 6.3 above, or all such amounts received with respect to a particular matter are insufficient to fully reimburse BDSI or its Affiliates for any amounts incurred thereby with respect to such matter (including but not limited to attorneys’ fees, out-of-pocket costs, and all amounts paid as judgments, damages, or in settlement) (such amounts, “Infringement Costs”), BDSI shall be entitled to ***. If the total Infringement Cost Credit applicable for any particular Calendar Quarter exceeds more than ***.

Confidential Treatment Requested by BioDelivery Sciences International, Inc.,

Confidential treatment requested with respect to certain portions hereof denoted with “***”

6.7 Trademarks. BDSI, its Affiliates, and Sublicensees may, in their sole discretion, select trademarks for the Product (“Product Marks”) and shall own all such trademarks. To the extent BDSI, its Affiliates, and Sublicensees pursue trademarks for Products, as between the parties, BDSI, its Affiliates, and Sublicensees shall have the sole responsibility for the filing, prosecution and maintenance of registrations of trademarks for Products, at their sole expense.

7. CONFIDENTIALITY

7.1 Confidentiality Obligations. The Parties agree that, for the Term and for five (5) years thereafter, each Party will keep completely confidential and will not publish, submit for publication or otherwise disclose, and will not use for any purpose except for the purposes contemplated by this Agreement, any Confidential Information of the other Party.

7.2 Authorized Disclosure. Each Party may disclose Confidential Information of the other Party to the extent that such disclosure is:

(a) made in response to a valid order of a court of competent jurisdiction; provided, however, that in each case such disclosing Party will, to the extent reasonably practicable, (i) first have given written notice to the other Party and given such other Party a reasonable opportunity to take appropriate action and (ii) cooperate with such other Party as necessary to obtain an appropriate protective order or other protective remedy or treatment; provided, further, that in each case, the Confidential Information disclosed in response to such court or governmental order will be limited to that information which is legally required to be disclosed in response to such court or governmental order, as determined in good faith by counsel to the Party that is obligated to disclose Confidential Information pursuant to such order;

(b) otherwise required to be disclosed by any applicable law, rule, or regulation (including, without limitation, the U.S. federal securities laws and the rules and regulations promulgated thereunder) or the requirements of any stock exchange to which a Party is subject; provided, however, that the Party that is so required will provide such other Party with written notice of such disclosure reasonably in advance thereof to the extent reasonably practicable and reasonable measures will be taken to assure confidential treatment of such information, including such measures as may be reasonably requested by the disclosing Party with respect to such Confidential Information;

(c) made by such Party, in connection with the performance of this Agreement, to such Party’s Affiliates, licensees or sublicensees, directors, officers, employees, consultants, representatives or agents, or to other Third Parties, in each case on a need to know basis and solely to use such information for business purposes relevant to and permitted by this Agreement, and provided that (i) each individual and entity to whom such Confidential Information is disclosed is bound in writing to non-use and non-disclosure obligations no less than substantially as restrictive as those set forth in this Agreement and (ii) the Party making such disclosure shall be liable for such Third Parties’ compliance with such obligations; or

(d) made by such Party to existing or potential acquirers, existing or potential collaborators, licensees, licensors, sublicensees, investment bankers, accountants, attorneys, existing or potential investors, merger candidates, partners, venture capital firms or other financial institutions or investors for use of such information for business purposes relevant to this Agreement or for due diligence in connection with the financing, licensing or acquisition of such Party (or such Party’s acquisition of, or merger with, a Third Party), and provided that (i) each individual and entity to whom such Confidential Information is disclosed is bound in writing to non-use and non-disclosure obligations (or in the case of attorneys or accountants, an equivalent professional duty of confidentiality) at least as restrictive as those set forth in this Agreement and (ii) the Party making such disclosure shall be liable for such Third Parties’ compliance with such obligations.

Confidential Treatment Requested by BioDelivery Sciences International, Inc.,

Confidential treatment requested with respect to certain portions hereof denoted with “***”

7.3 Publicity. Press releases or other similar public communication by either Party not required by any applicable law, rule, or regulation or the requirements of any stock exchange to which a Party is subject and disclosing the existence or terms of this Agreement, or concerning either Party’s performance or exercise of its rights under this Agreement, will require the advance written approval of the other Party, provided that Arcion will not unreasonably withhold, condition, or delay any such approval sought by BDSI. The foregoing notwithstanding, communications required by any applicable law, rule, or regulation or the requirements of any stock exchange to which a Party is subject, and disclosures of information for which consent has previously been obtained, will not require advance approval, but will be provided to the other Party as soon as practicable after the release or communication thereof, provided that, with respect to any such communications required by any applicable law, rule, or regulation or the requirements of any stock exchange to which a Party is subject, the Party required to make such disclosure shall, to the extent reasonable practicable and such disclosure does not include information for which consent has previously been obtained, provide the other Party a reasonable opportunity to review and comment on such communications.

7.4 Publications. Subject to Sections 7.1 and 7.3 and this Section 7.4, each Party shall have the right to publish, present or otherwise disclose, including in scientific journals or promotional literature, information pertaining to Arcion Technology or any Product; provided, however, that:

a. if BDSI or any Affiliate thereof desires to publish or present any such information, then the following procedure shall apply: (i) BDSI shall first provide a copy of the proposed publication or presentation to Arcion for review and comment *** in advance of any submission for publication or presentation (or, in the case of any presentation, *** in advance of such submission) (such ***, the “Review Period”); (ii) if during the Review Period BDSI receives written notice from Arcion identifying specific Confidential Information of Arcion in such a proposed publication or presentation, then, at the reasonable request of Arcion in such notice and at Arcion’s option, BDSI shall, and BDSI shall use Commercially Reasonable Efforts to ensure that its Affiliates and Sublicensees, delete such Confidential Information from the proposed publication and/or delay such publication or presentation for up to an additional *** in order to permit Arcion to file a patent application covering such Confidential Information; and

b. if Arcion or any Affiliate thereof desires to publish or present any such information pertaining to any Product or any Arcion Technology, then Arcion shall first provide a copy of the proposed publication or presentation to BDSI for review and approval for a period not to exceed *** in advance of any submission for publication or presentation (or, in the case of any presentation, *** in advance of such submission), and Arcion shall not submit, publish, or present such proposed publication or presentation without BDSI’s prior written consent, provided that the foregoing shall not, in any event, limit Arcion’s ability to file for and obtain patent protection for any inventions described or enabled in such proposed publication or presentation.

Confidential Treatment Requested by BioDelivery Sciences International, Inc.,

Confidential treatment requested with respect to certain portions hereof denoted with “***”

8. NON-COMPETITION. Each Party shall (and shall ensure that Affiliates do):

(i) not manufacture, use, develop, promote, sell, distribute, import, export, or otherwise commercialize any Competing Product or, in the case of Arcion or any Affiliate thereof, Product in the Field;

(ii) not acquire from any Third Party the right to manufacture, use, develop, promote, sell, distribute, import, export, or otherwise commercialize any Competing Product or, in the case of Arcion, Product in the Field;

(iii) not enter into any agreement pursuant to which any Third Party may manufacture, use, develop, promote, sell, distribute, or otherwise commercialize any Competing Product or, in the case of any agreement executed by Arcion or any Affiliate thereof, Product in the Field; and

(iv) not otherwise enable any Third Party, directly or indirectly, to manufacture, develop, promote, sell, distribute, or otherwise commercialize any Competing Product or, in the case of Arcion or any Affiliate thereof, Product.

Notwithstanding anything to the contrary, nothing in this Section 8 shall be construed as limiting or prohibiting any activities of BDSI, its Affiliates, or Sublicensees with respect to the manufacture, use, sale, Development, or Commercialization of Products under this Agreement.

9. RIGHT OF FIRST NEGOTIATION. As described in this Section 9, BDSI shall have a right of first negotiation to acquire the Arcion Technology. Prior to Arcion or any of its Affiliates entering into any material negotiations or agreement with any Third Party with respect to any sale, transfer, disposition or assignment of any Arcion Technology (including but not limited to any such sale, transfer, disposition or assignment effected by a Change of Control of Arcion) (an “ROFN Transaction”), Arcion shall provide written notice thereof to BDSI (such notice to BDSI, the “Initiating Notice”) and, if BDSI expresses interest in acquiring the Arcion Technology subject to such ROFN Transaction by providing written notice thereof to Arcion within *** of BDSI’s receipt of the Initiating Notice (such a notice from BDSI, the “Interest Notice”), then the Parties shall negotiate in good faith to reach agreement on a binding or non-binding term sheet containing commercially reasonable terms with respect to such a sale, transfer, disposition or assignment for up to *** commencing on the date of Arcion’s receipt of the Interest Notice, provided that Arcion shall not provide an Initiating Notice with respect to any ROFN Transaction prior to the date on which Arcion’s board of directors formally resolves, in good

Confidential Treatment Requested by BioDelivery Sciences International, Inc.,

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faith, that Arcion should use, and directs Arcion’s management to use, material efforts to pursue the particular structure and form of such ROFN Transaction for all, or a particular portion, of the Arcion Technology with one or more Third Parties. If the parties agree to a term sheet for such rights within such *** period, then the Parties shall negotiate in good faith towards a definitive agreement containing commercially reasonable terms for such a transaction, consistent with the agreed upon term sheet, for a period of up to an additional *** following the date on which the Parties agreed on such term sheet. If (i) BDSI does not provide an Interest Notice for a particular ROFN Transaction within the applicable *** Period or (ii) BDSI provides an Interest Notice for a particular ROFN Transaction within the applicable *** Period, but the Parties do not (x) agree on a term sheet concerning a ROFN Transaction within the applicable *** period following such Interest Notice or (y) enter into a definitive agreement concerning such an ROFN Transaction within the *** period following the Parties’ agreement on a term sheet therefor, then BDSI’s right of first negotiation with respect to such ROFN Transaction shall expire and be of no further force or effect for the Arcion Technology and territory(ies) that were the subject of such negotiations. Arcion shall not, and shall ensure that its Affiliates do not, enter into any material negotiations or agreement with any Third Party with respect to any sale, transfer, disposition or assignment with respect to any Arcion Technology (I) without first complying with the applicable obligations of this Section 9 or (II) in any way that would conflict with BDSI’s rights under, and the intent of, this Section 9.

10. INTELLECTUAL PROPERTY. Except as otherwise expressly set forth in this Agreement, as between the Parties, each Party ***.

11. TERM AND TERMINATION

11.1 Term. This Agreement shall become effective on the Effective Date and shall continue, on a country-by-country and Product-by-Product basis, until the earlier of (i) the expiration of the Royalty Term for a particular Product in a particular country or (ii) the effective date of termination pursuant to Section 11.2 or 11.3 (the period from the Effective Date until such expiration or termination, the “Term”). Upon expiration of this Agreement pursuant to clause (i) above with respect to a particular Product and country, BDSI and its Affiliates shall have the perpetual, unrestricted, irrevocable, fully-paid, royalty-free exclusive right, with rights of sublicense, to make, have made, use, sell, offer for sale, and import such Product in such country.

11.2 Termination for Material Breach. If either Party materially breaches this Agreement at any time, the non-breaching Party shall have the right to terminate this Agreement by written notice to the breaching Party, if (a) such material breach is not cured within *** after written notice is given for a material payment breach and *** in the case of any other material breach by the non-breaching Party to the breaching Party specifying the material breach and (b) the non-breaching Party provides notice confirming such termination within *** following the expiration of such *** period, as applicable, without cure of such material breach. The foregoing notwithstanding, if such material breach is cured or remedied or shown to be non-existent or not material within the aforesaid *** period, as applicable, the non-breaching party’s notice(s) hereunder shall be automatically withdrawn and of no effect.

Confidential Treatment Requested by BioDelivery Sciences International, Inc.,

Confidential treatment requested with respect to certain portions hereof denoted with “***”

11.3 Termination for Convenience by BDSI. This Agreement may be terminated by BDSI, in its sole discretion, upon *** written notice to Arcion.

11.4 Effects of Termination.

a. Upon termination of this Agreement by Arcion pursuant to Section 11.2 or by BDSI pursuant to Section 11.3, all rights granted to BDSI pursuant to Section 2.1 shall immediately terminate and, except as contemplated below, BDSI shall cease manufacturing, Developing and Commercializing the Product; provided, however, BDSI, its Affiliates, and Sublicensees shall have the privilege, subject to BDSI’s payment of royalties as required under Section 3.2, of selling, within *** of the date this Agreement is terminated (the “Termination Date”), any finished Products or Products in inventory or the process of manufacture as of the Termination Date or performing its or their obligations with respect to any Product under any agreement with a Third Party for a period of *** thereafter.

b. Upon any termination of this Agreement by BDSI pursuant to Section 11.2, Arcion shall, if and as requested by BDSI, purchase any of BDSI’s or its Affiliates’ inventory of Product (or corresponding placebo) or Product (or corresponding placebo) in the process of manufacture on behalf of BDSI or any Affiliate thereof at the time of such termination for an amount equal to BDSI’s and its Affiliates’ fully-burdened cost of manufacturing, procuring, shipping, handling, and storing such Product (or corresponding placebo) inventory or work-in-process.

c. In the event of a termination of this Agreement pursuant to Section 11.2 or 11.3, and subject to the rights of BDSI, its Affiliates, and Sublicensees set forth in Section 11.4.a, BDSI ***.

d. In the event of any ***, any amounts that thereafter become due to any Third Parties by BDSI or any Affiliate thereof, with respect to such *** shall be the responsibility of Arcion and shall be paid by Arcion to BDSI (or, if and as elected in writing by BDSI, paid directly to such Third Parties) in reasonably sufficient time to enable BDSI or any Affiliate thereof to comply with any such payment obligations to any Third Parties.

e. To the extent any of BDSI’s or its Affiliates’ rights to BDSI Technology, were obtained by BDSI or an Affiliate thereof pursuant to a license or similar agreement with a Third Party that relates solely to Products, and subject to the terms of any such agreement, BDSI shall, upon termination of this Agreement ***.

f. Notwithstanding any provision herein to the contrary, in the event (A) BDSI or an Affiliate thereof has entered into any sublicense agreement granting any Third Party rights to Develop and/or Commercialize Products as permitted by this Agreement (but which agreement must, in any event, include rights for such Third Party to Commercialize Products), (B) this Agreement is terminated, and (C) such sublicense is in effect as of such termination, such sublicense granted hereunder and such Sublicensee’s rights under such sublicense will, to the extent provided therein, survive such termination, with Arcion as the Sublicensee’s direct licensor ***

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The provisions of this Section 11.4.f. must be included, referenced, or otherwise reasonably accounted for in a sublicense agreement with a Sublicensee concerning Arcion Technology in order for the applicable Sublicensee’s rights to survive termination of this Agreement as set forth above.

11.5 Remedies. Any rights or remedies set forth in this Section 11 are not exclusive, and shall not limit any other legal or equitable remedies that are available to the Parties.

11.6 Survival. Termination or expiration of this Agreement for any reason will be without prejudice to any rights that will have accrued to the benefit of any Party prior to such termination or expiration, and any termination or expiration of this Agreement shall not relieve either Party of any obligation which has accrued prior to the effective date of such termination or expiration, which obligations shall remain in full force and effect. The following provisions shall survive any expiration or termination of this Agreement: Sections ***, together with any Sections referenced in such surviving provisions or necessary to give them effect.

12. REPRESENTATIONS AND WARRANTIES

12.1 Representations and Warranties of Arcion. Arcion represents and warrants to BDSI as follows:

a. Arcion is a corporation, duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to operate its properties and to carry on its business as presently conducted.

b. Arcion has full power and authority to execute, deliver and perform this Agreement. There are no liens or other encumbrances on the Arcion Technology, Arcion IND, or any part of either of the foregoing which would interfere with the rights granted, or assignment of assets, to BDSI hereunder. This Agreement constitutes the legally binding and valid obligation of Arcion, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, moratorium and other laws affecting creditors’ rights generally.

c. The execution, delivery and performance by Arcion of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation of, conflict with, result in a breach of or constitute a default under any contract or agreement to which Arcion or any Affiliate thereof is a party.

d. There is no action, suit, proceeding or investigation pending or, to Arcion’s and its Affiliates’ knowledge, currently threatened orally or in writing against or affecting Arcion or any Affiliate thereof that questions the validity of this Agreement, the validity or ownership of any Arcion Patent(s), or the right of Arcion to enter into this Agreement or consummate the transactions contemplated hereby and, to Arcion’s and its Affiliates’ knowledge, there is no basis for the foregoing.

Confidential Treatment Requested by BioDelivery Sciences International, Inc.,

Confidential treatment requested with respect to certain portions hereof denoted with “***”

e. To the best of Arcion’s and its Affiliates’ knowledge, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority, or any Third Party, on the part of Arcion or any Affiliate thereof is required in connection with the execution, delivery and performance of this Agreement.

f. Arcion has disclosed in writing to BDSI all Patents owned, controlled, or licensed by Arcion or its Affiliates as of the Effective Date which (i) Cover any Products or other gel-based products incorporating Clonidine or any Derivative thereof in the Field, (ii) Cover the manufacture, use, sale or importation of such Products, or (iii) are otherwise necessary or appropriate to develop, manufacture and commercialize Products or other gel-based products incorporating any Clonidine or any Derivative thereof in the Field. The Arcion Patents constitute all such Patents, and all such Patents are set forth on Schedule 1.5 attached hereto. Neither Arcion nor any Affiliate thereof has owned, in-licensed, or controlled, at any time prior to the Effective Date, any Know-How, other than Arcion Know-How, necessary or reasonably useful for the discovery, research, Development, manufacture, or Commercialization of any Product.

g. There are no inventors of Arcion Patents other than those listed as inventors on the Initial Arcion Patents as they exist as of the Effective Date, and no Arcion Patents are subject to any assignment or obligation of assignment, in whole or in part, to any Third Party.

h. No research or Development of the Arcion Technology, manufacture of Products, or research leading to the inventions Covered by the Arcion patents was supported in whole or part by funding or grants by any governmental agency or philanthropic or charitable organization.

i. The Arcion Technology is wholly-owned by Arcion, free and clear of all mortgages, pledges, charges, liens, equities, security interests, shop rights, or other encumbrances or similar agreements, or any other obligation.

j. No Third Party or Affiliate of Arcion has any rights or ownership interest in any Arcion Technology, and neither Arcion nor any Affiliate thereof obtained rights to any of the Arcion Technology by license or any similar contract or agreement with any Third Party or Affiliate of Arcion.

k. Neither Arcion nor any Affiliate thereof is aware of any Third Party intellectual property rights (including any Patent(s)) that were (prior to the Effective Date) or would be (following the Effective Date) infringed, misappropriated, or otherwise violated by the, or that are reasonably required for the anticipated, use, manufacture, sale, import, export, Development, or Commercialization of the Product in the form under Development by or on behalf of Arcion or any Affiliate thereof as of the Effective Date or any other form previously manufactured or Developed by or on behalf of Arcion or any Affiliate thereof.

Confidential Treatment Requested by BioDelivery Sciences International, Inc.,

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l. Arcion is not aware of, and does not own or control (by license or otherwise), any intellectual property rights (including but not limited to any Patent(s)) claiming or concerning (i) any Delivery Device(s) used with respect to any Product prior to the Effective Date, or any portion or component thereof, or (ii) the use or manufacture of any of the foregoing.

m. No written or oral communication has been received by Arcion or any Affiliate thereof, and no investigation, regulatory enforcement action (including seizure, injunction, civil penalty or criminal action) or any related Governmental Authority or Regulatory Authority review is or, in respect of any Product, to the knowledge of the Arcion or any Affiliate thereof, was at any time pending or is threatened by any Governmental Authority or Regulatory Authority with respect to (i) any alleged or actual violation by Arcion, any Affiliate thereof, or any contractor of either of the foregoing of any permit, Applicable Law or other requirement of any Governmental Authority or Regulatory Authority relating to the operations conducted by or on behalf of Arcion or any Affiliate thereof with respect to any Product or Arcion Technology or (ii) any alleged or actual failure to have or maintain in effect all permits required in connection with the operations conducted by or on behalf of Arcion or any Affiliate thereof with respect to any Product or Arcion Technology. Neither Arcion or any Affiliate thereof has received from the FDA, the U.S. Drug Enforcement Administration (“DEA”), or any similar state, local, federal, or foreign Governmental Authority or Regulatory Authority any written notice regarding the approvability or approval of any Products. With respect to any Products, no officer, employee or, to the knowledge of Arcion or any Affiliate thereof, agent of the Arcion has made any untrue statement of a material fact or a fraudulent statement to the FDA, DEA or any similar state, local, federal, or foreign Governmental Authority or Regulatory Authority, failed to disclose any material fact required to be disclosed to the FDA, the DEA or any similar state, local, federal, or foreign Governmental Authority or Regulatory Authority, or committed an act, made a statement or failed to make a statement that, at the time such act, statement or omission was made, could reasonably be expected to provide a basis for the FDA, the DEA or any similar state, local, federal or foreign Governmental Authority or Regulatory Authority to invoke the FDA’s policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) or any similar policy, nor has any director, officer, employee or, to the knowledge of Arcion or any Affiliate thereof, agent of Arcion or any Affiliate thereof been convicted of any crime or engaged in any conduct for which debarment is mandated by 21 U.S.C. Article 335a(a) (or any similar law, rule, or regulation) or authorized by 21 U.S.C. Article 335a(b) (or any similar law, rule, or regulation inside the United States or in any jurisdiction outside the United States).

n. To the knowledge of Arcion and its Affiliates, Arcion and its Affiliates have taken all reasonable actions necessary or appropriate to preserve the confidentiality of all trade secrets, proprietary and other confidential information material to Products and Arcion Technology.

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o. Neither Arcion nor any Affiliate thereof is aware of any Third Party activities which constitute misappropriation or infringement of any Arcion Technology.

p. Arcion owns all right, title, and interest to the Arcion IND free and clear of all liens, claims, and encumbrances, the Arcion IND constitutes the only Regulatory Filing concerning any Product made or submitted prior to the Effective Date, and there are no Regulatory Approvals or other Regulatory Filings in place or effective in any jurisdiction with respect to any Product.

q. The Arcion IND is and has been filed, updated, and maintained in accordance with Applicable Laws and pharmaceutical industry standards, and neither Arcion nor any Affiliate thereof has received nor been the subject of, nor is aware of any information for which one would reasonably expect Arcion or any Affiliate thereof to receive or be the subject of, any correspondence or other action on the part of any Regulatory Authority which would or could reasonably be expected to have a material adverse effect on any study with respect to the Product or on the Development or Commercialization of any Product.

r. All information provided to BDSI, its Affiliates, and their employees, officers, directors, agents, and other representatives by or on behalf of Arcion or any Affiliate thereof with respect to Products and the Arcion Technology is, to Arcion’s and its Affiliates’ knowledge, accurate. Arcion has provided all information, documents, and Know-How known to, or in the possession or control of, Arcion or any Affiliate thereof that is material (or would be reasonably considered material) to the Development, manufacture, or Commercialization of any Products, and neither Arcion nor any Affiliate thereof is aware of any information, documents, or Know-How that would reasonably be anticipated to adversely affect the Development, manufacture, or Commercialization of Products that has not been disclosed to BDSI prior to the Effective Date.

s. All Clinical Trial Material has been manufactured, handled, shipped, and stored in accordance with Applicable Laws and GMP and strictly conforms to the specifications therefor set forth on Schedule 4.3 attached hereto (the “Specifications”). Arcion owns all right, title, and interest in the Clinical Trial Materials, free and clear of all liens, claims, and encumbrances. To the knowledge of Arcion and its Affiliates, the use of any Clinical Trial Materials (or filling of any Delivery Devices with Product for use) in any Development of Products (including clinical trials) following the Effective Date shall not constitute infringement or misappropriation of any Third Party’s intellectual property rights.

t. All Development of Product performed prior to the Effective Date was performed in accordance with all Applicable Laws, all human clinical studies of Products performed prior to the Effective Date were performed in accordance with the protocols established therefor and GCP, and all Product or placebo administered to patients or

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subjects in any such studies was, and any Delivery Device(s) used in any such studies were, manufactured, handled, shipped, and stored in accordance with GMP, Applicable Laws, and the Specifications.

12.2 Representations and Warranties of BDSI. BDSI represents and warrants to Arcion as follows as of the Effective Date:

a. BDSI is a corporation, duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to operate its properties and to carry on its business as presently conducted.

b. BDSI has full power and authority to execute, deliver and perform this Agreement. This Agreement constitutes the legally binding and valid obligations of BDSI, enforceable in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, moratorium and other laws affecting creditors’ rights generally.

c. The execution, delivery and performance by BDSI of this Agreement and the consummation of the transactions contemplated thereby will not result in any violation of, conflict with, result in a breach of or constitute a default under any contract or agreement material to BDSI, its business or its assets.

d. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of BDSI is required in connection with the execution, delivery and performance of this Agreement.

e. There is no action, suit, proceeding or investigation pending or, to BDSI’s knowledge, currently threatened against or affecting BDSI or that questions the validity of this Agreement, or the right of BDSI to enter into this Agreement or consummate the transactions contemplated hereby and, to BDSI’s knowledge, there is no reasonable basis for the foregoing.

12.3 Disclaimer. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT, INCLUDING SECTIONS 12.1 AND 12.2, AS APPLICABLE, THE PARTIES MAKE NO REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND THE PARTIES EACH SPECIFICALLY DISCLAIM ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, OR AS TO THE SUCCESS OR LIKELIHOOD OF SUCCESS OF THE RESEARCH, DEVELOPMENT OR COMMERCIALIZATION OF THE COMPOUND OR PRODUCT UNDER THIS AGREEMENT.

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13. INDEMNITIES; LIMITS ON LIABILITY

13.1 Indemnification by Arcion. Subject to Section 13.3, Arcion hereby agrees to defend, indemnify and hold harmless BDSI, its Affiliates, Sublicensees, any contractors of any of the foregoing, and each of their directors, officers, employees, agents, and other representatives (“BDSI Indemnitees”) from and against all suits, claims, proceedings or causes of action brought by Third Parties (“Claims”), and all associated damages, liabilities, expenses and/or loss, including reasonable legal expenses and reasonable attorneys’ fees (“Losses”), to the extent arising out of Arcion’s, its Affiliates’, or Arcion’s or its Affiliates’ officers’, directors’, employees’, contractors’, agents’, or other representatives’ (i) negligence or willful misconduct, (ii) breach of this Agreement, (iii) failure to comply with any Applicable Law, or (iv) manufacture, use, Development, Commercialization, import, or export of any Product(s) by Arcion prior to the Effective Date.

13.2 Indemnification by BDSI. Subject to Section 13.3, BDSI hereby agrees to indemnify, defend and hold Arcion, its Affiliates, and Arcion’s and its Affiliates’ officers, directors, employees, contractors, agents, and other representatives (collectively, “Arcion Indemnitees”) harmless from and against any Losses resulting from Claims brought against any Arcion Indemnitee(s) resulting from BDSI’s, its Affiliates’, Sublicensees’ or any BDSI Representative’s (i) negligence or willful misconduct, (ii) breach of this Agreement, (iii) failure to comply with Applicable Laws, or (iv) manufacture, use, Development, Commercialization, import, or export of any Product(s), except to the extent such Losses result from any Arcion Indemnitee’s (A) negligence or willful misconduct, (B) breach of this Agreement, (C) failure to comply with any Applicable Laws, or (D) manufacture, use, Development, Commercialization, import, or export of any Product(s) by Arcion prior to the Effective Date.

13.3 Indemnification Procedures. Each Party’s agreement to indemnify, defend, and hold harmless under Section 13.1 or 13.2, as applicable, is conditioned upon the indemnified party (a) providing written notice to the indemnifying Party of any claim, demand or action arising out of the indemnified matter as soon as reasonably possible, and in any event no later than within thirty (30) Calendar Days after the indemnified Party has actual knowledge of such claim, demand or action, (b) permitting the indemnifying Party to assume control over the investigation of, preparation and defense against, and settlement or voluntary disposition of any such claim, demand or action, (c) assisting the indemnifying Party, at the indemnifying Party’s reasonable expense, in the investigation, preparation, defense, and settlement or voluntary disposition of any such claim, demand or action, and (d) not compromising, settling, or entering into any voluntary disposition of any such claim, demand or action without the indemnifying Party’s prior written consent, which consent shall not be unreasonably withheld; provided, however, that, if the party entitled to indemnification fails to promptly notify the indemnifying Party pursuant to the foregoing clause (a), the indemnifying Party will only be relieved of its indemnification obligation to the extent materially prejudiced by such failure. In no event may the indemnifying Party compromise, settle, or enter into any voluntary disposition of any claim, demand or action in any manner that admits material fault or wrongdoing on the part of the indemnified party or incurs non-indemnified liability on the part of the indemnified party without the prior written consent of the indemnified party, and in no event may the indemnifying Party settle, compromise, or agree to any voluntary disposition of any matter subject to indemnification hereunder in any manner which may ***.

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13.4 Limitation of Liability. IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THIS AGREEMENT, PROVIDED THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOREGOING SHALL NOT BE CONSTRUED TO LIMIT THE INDEMNITY OBLIGATIONS SET FORTH IN SECTIONS 13.1 AND 13.2 ABOVE OR EITHER PARTY’S LIABILITY FOR PATENT INFRINGEMENT OR BREACH OF SECTION 7.

13.5 Insurance. Each Party shall carry and maintain insurance of the types and in amounts which are reasonable and customary in the U.S. pharmaceutical industry for companies of comparable size and activities. Such insurance will insure against all liability, including but not limited to, bodily injury or property damage arising out of the manufacture, sale, distribution, marketing, Development or Commercialization of Products. Such coverage shall include commercial general liability insurance, including product liability insurance, and have limits of liability which are commercially reasonable for the U.S. pharmaceutical industry, which shall in no event be less than $*** per loss occurrence and $*** in the aggregate. Such coverage shall be maintained by each party for not less than *** following expiration or termination of this Agreement or if such coverage is of the “claims made” type, for following expiration or termination of this Agreement. Upon written request from a Party, the other Party shall promptly provide written evidence (e.g., certificates) of such insurance that is reasonably satisfactory to the requesting Party. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Section 13.

14. DISPUTE RESOLUTION. In the event that a dispute arises between the Parties in the course of this Agreement, the dispute will be referred to the attention of the Chief Executive Officer of Arcion and the Chief Executive Officer of BDSI or their designees (or, in the case of a Party that does not have a Chief Executive Officer, the highest-ranking executive officer thereof or their designee) (the “Executive Officers”). The Executive Officers will meet as soon as reasonably possible thereafter and in good faith attempt to resolve such dispute. If, within *** after referral of such dispute to the Executive Officers by either Party, the Executive Officers are unable to resolve such dispute, either Party will have the right to have the dispute resolved by binding arbitration, initiated by either Party on *** notice to the other Party following the expiration of the *** period referenced above (the “Initiation Notice”), under the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then pertaining (available at www.adr.org), except where those rules conflict with this provision, in which case this provision controls, applying the laws of the State of Delaware, without regards to its conflicts of law provisions, before three (3) independent, neutral arbitrators experienced in the pharmaceutical industry and licensing transactions in such industry. The place of arbitration shall be Washington, District of Columbia. Arcion and BDSI shall each be entitled to select one (1) such arbitrator, with the two (2) such arbitrators so selected selecting the third (3rd) such arbitrator. In the event either Party fails to select its arbitrator within *** of the Initiation Notice, the arbitrator selected by the other Party within such *** period shall be entitled to select such arbitrator. The

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arbitration shall be conducted in English. The decision of the arbitrators will be final and binding on the Parties, and any decision of the arbitrators may be enforced in any court of competent jurisdiction. Each Party shall bear its own expenses and an equal share of the reasonable, documented expenses of the arbitration panel and any fees required by AAA to submit such matter to arbitration, unless the panel determines that any such fees or expenses are to be paid by the non-prevailing Party. Notwithstanding the foregoing, either Party may seek injunctive, equitable, or similar relief from a court of competent jurisdiction in accordance with Section 15.5 as necessary to enforce its rights hereunder without the requirement of arbitration

15. MISCELLANEOUS

15.1 Force Majeure. Neither Party shall be held liable or responsible to the other Party, nor be deemed to have defaulted under or breached this Agreement, for failure or delay in fulfilling or performing any term of this Agreement, to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, including fire, floods, embargoes, power shortage or failure, acts of war (whether war be declared or not), insurrections, riots, terrorism, civil commotions, strikes, lockouts or other labor disturbances, acts of God or any acts, omissions or delays in acting by any governmental authority or the other Party, provided that, notwithstanding the foregoing, the payment of amounts due under this Agreement may not be delayed due to a force majeure affecting the Party required to make such payment.

15.2 Assignment. Neither Party may assign this Agreement, or any of its rights or obligations hereunder without the other Party’s prior written consent, provided that (W) Arcion will not unreasonably withhold, condition, or delay any such consent sought by BDSI; (X) BDSI will not unreasonably withhold, condition, or delay any such consent sought by Arcion for any assignment hereof to any entity other than a BDSI Competitor; (Y) BDSI shall, notwithstanding anything to the contrary, be entitled, without Arcion’s prior written consent, to assign or transfer this Agreement (i) in connection with the transfer or sale of all or substantially all of BDSI’s assets or business (or that portion thereof related to the subject matter of this Agreement), (ii) in the event of BDSI’s merger, consolidation, reorganization, change of control or similar transaction, or (iii) to an Affiliate of BDSI; and (Z) Arcion shall, notwithstanding anything to the contrary, be entitled, without BDSI’s prior written consent, to assign or transfer this Agreement to a Third Party in connection with a Change of Control of Arcion in which any Third Party involved with the consolidation, merger, or reorganization constituting such Change of Control, the Third Party becoming the legal or beneficial owner of more than fifty percent (50%) of Arcion’s voting securities as a result of such Change of Control, or the Third Party purchasing, being assigned, leased, or licensed, or otherwise obtaining all or substantially all of Arcion’s assets as a result of such Change of Control is not, in any of the foregoing cases, a BDSI Competitor or an affiliate thereof (as defined for purposes of Section 1.8). Any permitted assignee of either Party shall, as a condition to such assignment, assume all obligations of its assignor arising under this Agreement following such assignment. Any purported assignment by a Party of this Agreement, or any of such Party’s rights or obligations hereunder, in violation of this Section 15.2 shall be void.

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15.3 Severability. If one or more provisions of this Agreement is held to be invalid, illegal or unenforceable, the Parties shall substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions which valid provisions are, in their economic effect, sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such provisions. In the event that such provisions cannot be agreed upon, the invalidity, illegality or unenforceability of one or more provisions of the Agreement shall not affect the validity of this Agreement as a whole.

15.4 Notices. Any notice, consent or report required or permitted to be given or made under this Agreement by one Party to the other Party shall be in English and in writing, delivered personally or by U.S. first class mail or express courier providing evidence of receipt, postage prepaid (where applicable), at the following address for a Party (or such other address for a Party as may be specified by like notice):

To BDSI:

BioDelivery Sciences International, Inc.

801 Corporate Center Dr., Suite 210,

Raleigh, North Carolina 27607

Attn: Chief Executive Officer or President

With a copy (which shall not constitute notice) to:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail, Suite 300

Raleigh, NC 27607

Attn: Jason S. Wood

To Arcion:

Arcion Therapeutics, Inc.

2400 Boston St., Suite 330

Baltimore, Maryland 21224

Attn: Chief Executive Officer or President

With a copy (which shall not constitute notice) to:

Goodwin Procter LLP

53 State Street

Boston, MA 02109

Attn: Christopher Denn, Esq.

All such notices, consents or reports shall be effective upon receipt.

15.5 Applicable Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, without regard to the conflicts of law principles that would provide for application of the law of a jurisdiction other than the state of Delaware and excluding the United Nations Convention on Contracts for the International Sales of Goods. Subject to Section 14, each Party (a) irrevocably submits to the exclusive jurisdiction in the United States District Court for the District of Delaware and any State courts sitting in Delaware (collectively, the “Courts”), for purposes of any action, suit or other proceeding arising out of this Agreement, and (b) agrees not to raise any objection at any time to the laying or maintaining of the venue of any such action, suit or proceeding in any of the Courts, irrevocably waives any claim that such action, suit or other proceeding has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such action, suit or other proceeding, that such Courts do not have any jurisdiction over such Party.

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15.6 Entire Agreement. This Agreement (including the Schedules or Exhibits attached hereto) contains the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior or contemporaneous express or implied agreements, understandings and representations, either oral or written, which may have related to the subject matter hereof in any way.

15.7 Interpretation. The captions to the several Sections of this Agreement are not a part of this Agreement, but are included for convenience of reference and shall not affect its meaning or interpretation. In this Agreement: (a) the word “including” shall be deemed to be followed by the phrase “without limitation”, “including but not limited to”, or like expression; (b) the singular shall include the plural and vice versa; and (c) masculine, feminine and neuter pronouns and expressions shall be interchangeable. The Parties expressly agree that any ambiguity in this Agreement shall not be construed against the Party who drafted this Agreement or the relevant provision hereof.

15.8 Independent Contractors. It is expressly agreed that BDSI and Arcion shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency or other fiduciary relationship. Neither BDSI nor Arcion shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of the other Party to do so.

15.9 Waiver; Amendment. Except as otherwise expressly provided in this Agreement, any term of this Agreement may be waived only by a written instrument executed by a duly authorized representative of the Party waiving compliance. The delay or failure of any Party at any time to require performance of any provision of this Agreement shall in no manner affect such Party’s rights at a later time to enforce the same. This Agreement may be amended, and any term of this Agreement may be modified, only by a written instrument executed by a duly authorized representative of each Party.

15.10 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

15.11 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and other electronically scanned signatures shall have the same effect as their originals.

15.12 United States Dollars. References in this Agreement to “Dollars”, “dollars”, or “$” shall mean the legal tender of the United States of America.

15.13 No Strict Construction. This Agreement has been prepared jointly and shall not be strictly construed against either Party.

15.14 Responsibility for Affiliates. The Parties recognize that each Party may perform some or all of its obligations, or exercise its rights, under this Agreement through such Party’s

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Affiliates, provided, however, that each Party shall remain responsible for the payment and performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement. Any breach of any provision of this Agreement by any Affiliate of a Party shall be deemed a breach hereof by such Party, with such Party being liable hereunder with respect to such breach as if such Party itself had breached this Agreement.

[SIGNATURE PAGE TO FOLLOW.]

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IN WITNESS WHEREOF, the Parties have executed this Agreement by their proper officers as of the date and year first above written.

ARCION THERAPEUTICS, INC.		BIODELIVERY SCIENCES INTERNATIONAL, INC.

By:	James N. Campbell	By:	/s/ Mark A. Sirgo
Name:	James N. Campbell	Name:	Mark A. Sirgo
Title:	President and CEO	Title:	President and CEO

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SCHEDULE 1.5

Arcion Patents

***

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SCHEDULE 1.21

Clonidine

***

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SCHEDULE 1.29

Member States of the EU

***

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SCHEDULE 4.3

Clinical Trial Material

***

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EXHIBIT A

Initial Issuance Agreement

(Attached)

STOCK PURCHASE AGREEMENT

(Initial Issuance Agreement)

This STOCK PURCHASE AGREEMENT (this “Agreement”) is dated as of March 26, 2013 (the “Effective Date”), by and between BioDelivery Sciences International, Inc., a Delaware corporation having its principal place of business at 801 Corporate Center Dr., Suite 210, Raleigh, North Carolina 27607 (“BDSI”), and Arcion Therapeutics, Inc., a Delaware corporation have its principal place of business at 2400 Boston St., Suite 330, Baltimore, Maryland 21224 (the “Arcion”).

WHEREAS, BDSI and Arcion are parties to that certain Exclusive License and Development Agreement, dated of even date herewith (the “License Agreement”), pursuant to which Arcion has licensed to BDSI certain intellectual property rights; and

WHEREAS, pursuant to Section 3.1 of the License Agreement, and as partial consideration for the license provided under the License Agreement, BDSI desires to sell and issue to Arcion, and Arcion wishes to acquire from BDSI, five hundred thousand (500,516) unregistered shares (the “Shares”) of BDSI’s common stock, par value $.001 per share (the “Common Stock”), on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the benefits to insure to the parties under the License Agreement, the foregoing premises and the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

All capitalized terms used but not defined herein shall have the meanings ascribed to them in the License Agreement.

ARTICLE II

PURCHASE AND SALE OF COMMON STOCK

Section 2.1 Purchase and Sale of Common Stock. Upon the terms and conditions set forth in this Agreement, BDSI shall, within five (5) Business Days of the date hereof, issue and sell the Shares to Arcion, and Arcion shall acquire, the Shares from BDSI. The parties agree that: (i) the number of Shares issued and acquired hereunder was derived by dividing $2,000,000 by $4.00, which is the volume weighted average of the closing prices of the Common Stock on the NASDAQ Stock Market over the 30 trading day period ending 3 trading days prior to the date hereof and (ii) such Shares are being issued and acquired as partial consideration for the technology licensed to BDSI by Arcion under, and pursuant to the terms of, the License Agreement.

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Section 2.2 Share Certificate. The certificate for the Shares to be issued hereunder shall be made in the name of Arcion and shall bare appropriate restrictive legends for U.S. securities laws purposes.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of BDSI. BDSI hereby makes each of the representations and warranties made to Arcion as set forth in Section 12.2 of the License Agreement, which representations and warranties are incorporated herein by reference. In addition, BDSI makes the following representations and warranties to Arcion:

(a) Due Authorization. BDSI has full power and authority to execute, deliver and perform this Agreement. This Agreement constitutes the legally binding and valid obligations of BDSI, enforceable in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, moratorium and other laws affecting creditors’ rights generally.

(b) Capitalization. The authorized capital stock of BDSI is as described in the BDSI SEC Reports (as defined below). As of March 13, 2013, there were 37,497,703 shares of Common Stock issued, 37,482,212 shares of Common Stock outstanding, and 2,709,300 shares of Series A Non-Voting Convertible Preferred Stock issued and outstanding.

(c) Valid Issuance of Shares. The Shares to be issued by BDSI pursuant to the terms of this Agreement and the transactions contemplated by this Agreement have been duly authorized by BDSI and, when issued and delivered, will be duly and validly issued, fully paid and nonassessable.

(d) Absence of Defaults and Conflicts. The execution, delivery and performance by BDSI of this Agreement and the consummation of the transactions contemplated thereby will not (i) violate the organizational documents of BDSI, (ii) violate any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over BDSI, or (iii) violate, conflict with, result in a breach of or constitute a default under any contract or agreement material to BDSI, its business or its assets.

(e) Absence of Further Requirements. No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) on the part of BDSI is required for the issuance and sale of the Shares by BDSI, except such as have been obtained, or made and such as may be required under state securities laws.

(f) Securities Filings.

(i) BDSI has filed all forms, reports and documents required to be filed by BDSI with the U.S. Securities and Exchange Commission (the “SEC”) since January 1, 2011 and has made available to Arcion such forms, reports and documents in the form filed with the SEC (other than those which are available via the SEC’s EDGAR system). All such required forms, reports and documents are referred to herein as the “BDSI SEC Reports”. As of their

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respective dates, the BDSI SEC Reports (1) were prepared in accordance with the requirements of the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and the rules and regulations of the SEC thereunder applicable to such BDSI SEC Report, and (2) did not at the time they were filed (or if amended or superseded by a filing then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent modified or corrected by a subsequently filed BDSI SEC Report that was filed prior to the Effective Date.

(ii) Except as disclosed in the BDSI SEC Reports, each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the BDSI SEC Reports: (1) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto; (2) was prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto); and (3) fairly presented in all material respects the consolidated financial position of BDSI as at the respective dates thereof and the consolidated results of BDSI’s operations and cash flows for the periods indicated, except that the unaudited interim financial statements may not contain footnotes and were or are subject to normal and recurring year-end adjustments.

(g) No Undisclosed Liabilities. BDSI does not have any outstanding liabilities, other than liabilities (i) that were incurred in the ordinary course of business consistent with past practice, (ii) that were incurred under this Agreement, the License Agreement, or in connection with the transaction contemplated hereby, (iii) that were disclosed in the BDSI SEC Reports or reserved against in the most recent consolidated financial statements (including the notes thereto) included in the BDSI SEC Reports filed prior to the Effective Date, or (iv) that would not result in a material adverse effect with respect to BDSI taken as a whole.

Section 3.2 Representations and Warranties of Arcion. Arcion hereby makes each of the representations and warranties made to Arcion as set forth in Section 12.1 of the License Agreement, which representations and warranties are incorporated herein by reference. In addition, Arcion makes the following representations and warranties to BDSI:

(a) Investment Representations. Arcion:

(i) is purchasing the Shares for investment purposes, for its own account and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance;

(ii) has no present intention to sell the Shares and Arcion has no present arrangement (whether or not legally binding) to sell the Shares to or through any person or entity;

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(iii) is not and has not relied on BDSI or its agents or representatives for any legal, investment or tax considerations involved in the acquisition, ownership and disposition of the Shares;

(iv) has not been furnished by BDSI or its agents or representatives with any representation or information in connection with or in any way relating its acquisition of the Shares or the business or prospects of BDSI that is not contained in this Agreement or the License Agreement;

(v) acknowledges that the market price for the Shares may decrease over time and from time to time following the date hereof;

(vi) is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting or any public announcement or filing of or by BDSI or any of its agents or representatives; and

(vii) understands that the Shares have not been registered under any securities laws, that BDSI has no obligation to so register the Shares, except as may be provided herein, and that, therefore, Arcion willing and able to bear the economic risks of an investment in BDSI for an indefinite period of time, subject to the provisions of Article IV hereof.

ARTICLE IV

RESALE RESTRICTIONS AND BDSI COVENANTS

Section 4.1 Unregistered Securities. Arcion acknowledges and agrees that: (i) the Shares have not and will not been registered under the Securities Act or under any applicable state securities or blue sky laws or the laws of any other jurisdiction, and (ii) the Shares cannot be resold unless they are so registered or unless an exemption from registration is available.

Section 4.2 Resale Restrictions. Arcion further acknowledges and agrees that Arcion shall not offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose (collectively, “Transfer”) the Shares for a period beginning on the date hereof and ending on the nine (9) month anniversary of the date hereof (the “Lock-Up Period”). Furthermore, Arcion agrees that following the Lock-Up Period, Arcion shall: (i) Transfer not more than one-third (1/3) of the Shares (or one hundred sixty-six thousand eight hundred thirty-nine (166,839) Shares) during each 2-month period following the Lock-Up Period and (ii) provide BDSI with reasonable (but no less than two (2) Business Days) advance notice of its intention to Transfer the Shares. In addition, at no time shall Arcion or any of its Affiliates Transfer any Shares while in possession of “material non-public information” (as that term is defined under the U.S. federal securities laws) of BDSI.

Section 4.3 BDSI Covenants. Following the Effective Date, BDSI shall use commercially reasonable efforts to (a) file all forms, reports and documents required to be filed by BDSI with the SEC pursuant to the Exchange Act, (b) comply in all material respects with all other state, federal and SEC rules and regulations, and (c) take all actions to enable the holders of

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the Shares to sell such Shares on the NASDAQ Stock Market in accordance with the terms of the Rule 144 under the Securities Act. In the event a holder of the Shares is unable to sell such Shares in accordance with Rule 144 following the Lock-Up Period due to the BDSI’s noncompliance with the Exchange Act or other applicable requirements, the holders of a majority of the Shares issued hereunder (the “Holders”) may request that BDSI prepare and file, at its sole expense, including but not limited to the reasonable fees and expenses of one counsel representing the Holders, a registration statement registering all or a portion of the Shares issued hereunder. In the event such registration statement is requested by the Holders, BDSI shall use commercially reasonable efforts to prepare and file a registration statement for such Shares in a timely manner, not to exceed thirty (30) days from such request.

ARTICLE V

MISCELLANEOUS

Section 5.1 Dispute Resolution. Any dispute between BDSI and Arcion under this Agreement shall be subject to the dispute resolution procedures set forth in Section 14 and Section 15.5 of the License Agreement.

Section 5.2 Entire Agreement; Amendment. This Agreement, contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither BDSI nor Arcion make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

Section 5.3 Notices. Any notice, request or other communication required or permitted hereunder shall be undertaken in accordance with the procedures set forth in Section 15.4 of the Agreement.

Section 5.4 Indemnity. Each party shall indemnify each other party against any loss, cost or damages (including reasonable attorney’s fees but excluding consequential damages) incurred as a result of such parties’ breach of any representation, warranty, covenant or agreement in this Agreement.

Section 5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

Section 5.6 No Strict Construction. This Agreement has been prepared jointly and shall not be strictly construed against either Party.

Section 5.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

Section 5.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, without regard to the conflicts of law principles that would provide for application of the law of a jurisdiction other than the state of Delaware and excluding the United Nations Convention on Contracts for the International Sales of Goods.

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Section 5.9 Survival. The representations and warranties and the agreements and covenants of BDSI and Arcion contained herein shall survive the issuance of the Shares hereunder.

Section 5.10 Execution. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and other electronically scanned signatures shall have the same effect as their originals.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed as of the date first above written.

BDSI:

BIODELIVERY SCIENCES INTERNATIONAL, INC.

By:
Name:
Title:

ARCION:

ARCION THERAPEUTICS, INC.

By:
Name:
Title:

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Confidential Treatment Requested by BioDelivery Sciences International, Inc.,

Confidential treatment requested with respect to certain portions hereof denoted with “***”

EXHIBIT B

NDA Issuance Agreement

(Attached)

STOCK PURCHASE AGREEMENT

(NDA Issuance Agreement)

This STOCK PURCHASE AGREEMENT (this “Agreement”) is dated as of                  , 20     (the “Effective Date”), by and between BioDelivery Sciences International, Inc., a Delaware corporation having its principal place of business at 801 Corporate Center Dr., Suite 210, Raleigh, North Carolina 27607 (“BDSI”), and Arcion Therapeutics, Inc., a Delaware corporation have its principal place of business at 2400 Boston St., Suite 330, Baltimore, Maryland 21224 (the “Arcion”).

WHEREAS, BDSI and Arcion are parties to that certain Exclusive License and Development Agreement, dated of even date herewith (the “License Agreement”), pursuant to which Arcion has licensed to BDSI certain intellectual property rights; and

WHEREAS, pursuant to Section 3.9 of the License Agreement, and as partial consideration for the license provided under the License Agreement, BDSI desires to sell and issue to Arcion, and Arcion wishes to acquire from BDSI, [            ] unregistered shares (the “Shares”) of BDSI’s common stock, par value $.001 per share (the “Common Stock”), on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the benefits to insure to the parties under the License Agreement, the foregoing premises and the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

All capitalized terms used but not defined herein shall have the meanings ascribed to them in the License Agreement.

ARTICLE II

PURCHASE AND SALE OF COMMON STOCK

Section 2.1 Purchase and Sale of Common Stock. Upon the terms and conditions set forth in this Agreement, BDSI shall, within five (5) Business Days of the date hereof, issue and sell the Shares to Arcion, and Arcion shall acquire, the Shares from BDSI. The parties agree that: (i) the number of Shares issued and acquired hereunder was derived by dividing $2,500,000 by $[        ], which is the volume weighted average of the closing prices of the Common Stock on the NASDAQ Stock Market over the 30 trading day period ending 3 trading days prior to the date hereof and (ii) such Shares are being issued and acquired as partial consideration for the technology licensed to BDSI by Arcion under, and pursuant to the terms of, the License Agreement.

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Section 2.2 Share Certificate. The certificate for the Shares to be issued hereunder shall be made in the name of Arcion and shall bare appropriate restrictive legends for U.S. securities laws purposes.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of BDSI. BDSI hereby makes each of the representations and warranties made to Arcion as set forth in Section 12.2 of the License Agreement, which representations and warranties are incorporated herein by reference. In addition, BDSI makes the following representations and warranties to Arcion:

(a) Due Authorization. BDSI has full power and authority to execute, deliver and perform this Agreement. This Agreement constitutes the legally binding and valid obligations of BDSI, enforceable in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, moratorium and other laws affecting creditors’ rights generally.

(b) Capitalization. The authorized capital stock of BDSI is as described in the BDSI SEC Reports (as defined below). As of March 13, 2013, there were 37,497,703 shares of Common Stock issued, 37,482,212 shares of Common Stock outstanding, and 2,709,300 shares of Series A Non-Voting Convertible Preferred Stock issued and outstanding.

(c) Valid Issuance of Shares. The Shares to be issued by BDSI pursuant to the terms of this Agreement and the transactions contemplated by this Agreement have been duly authorized by BDSI and, when issued and delivered, will be duly and validly issued, fully paid and nonassessable.

(d) Absence of Defaults and Conflicts. The execution, delivery and performance by BDSI of this Agreement and the consummation of the transactions contemplated thereby will not (i) violate the organizational documents of BDSI, (ii) violate any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over BDSI, or (iii) violate, conflict with, result in a breach of or constitute a default under any contract or agreement material to BDSI, its business or its assets.

(e) Absence of Further Requirements. No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) on the part of BDSI is required for the issuance and sale of the Shares by BDSI, except such as have been obtained, or made and such as may be required under state securities laws.

(f) Securities Filings.

(i) BDSI has filed all forms, reports and documents required to be filed by BDSI with the U.S. Securities and Exchange Commission (the “SEC”) since January 1, 2011 and has made available to Arcion such forms, reports and documents in the form filed with the SEC (other than those which are available via the SEC’s EDGAR system). All such required forms, reports and documents are referred to herein as the “BDSI SEC Reports”. As of their

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respective dates, the BDSI SEC Reports (1) were prepared in accordance with the requirements of the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and the rules and regulations of the SEC thereunder applicable to such BDSI SEC Report, and (2) did not at the time they were filed (or if amended or superseded by a filing then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent modified or corrected by a subsequently filed BDSI SEC Report that was filed prior to the Effective Date.

(ii) Except as disclosed in the BDSI SEC Reports, each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the BDSI SEC Reports: (1) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto; (2) was prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto); and (3) fairly presented in all material respects the consolidated financial position of BDSI as at the respective dates thereof and the consolidated results of BDSI’s operations and cash flows for the periods indicated, except that the unaudited interim financial statements may not contain footnotes and were or are subject to normal and recurring year-end adjustments.

(g) No Undisclosed Liabilities. BDSI does not have any outstanding liabilities, other than liabilities (i) that were incurred in the ordinary course of business consistent with past practice, (ii) that were incurred under this Agreement, the License Agreement, or in connection with the transaction contemplated hereby, (iii) that were disclosed in the BDSI SEC Reports or reserved against in the most recent consolidated financial statements (including the notes thereto) included in the BDSI SEC Reports filed prior to the Effective Date, or (iv) that would not result in a material adverse effect with respect to BDSI taken as a whole.

Section 3.2 Representations and Warranties of Arcion. Arcion hereby makes each of the representations and warranties made to Arcion as set forth in Section 12.1 of the License Agreement, which representations and warranties are incorporated herein by reference. In addition, Arcion makes the following representations and warranties to BDSI:

(a) Investment Representations. Arcion:

(i) is purchasing the Shares for investment purposes, for its own account and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance;

(ii) has no present intention to sell the Shares and Arcion has no present arrangement (whether or not legally binding) to sell the Shares to or through any person or entity;

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(iii) is not and has not relied on BDSI or its agents or representatives for any legal, investment or tax considerations involved in the acquisition, ownership and disposition of the Shares;

(iv) has not been furnished by BDSI or its agents or representatives with any representation or information in connection with or in any way relating its acquisition of the Shares or the business or prospects of BDSI that is not contained in this Agreement or the License Agreement;

(v) acknowledges that the market price for the Shares may decrease over time and from time to time following the date hereof;

(vi) is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting or any public announcement or filing of or by BDSI or any of its agents or representatives; and

(vii) understands that the Shares have not been registered under any securities laws, that BDSI has no obligation to so register the Shares, except as may be provided herein, and that, therefore, Arcion willing and able to bear the economic risks of an investment in BDSI for an indefinite period of time, subject to the provisions of Article IV hereof.

ARTICLE IV

RESALE RESTRICTIONS AND BDSI COVENANTS

Section 4.1 Unregistered Securities. Arcion acknowledges and agrees that: (i) the Shares have not and will not been registered under the Securities Act or under any applicable state securities or blue sky laws or the laws of any other jurisdiction, and (ii) the Shares cannot be resold unless they are so registered or unless an exemption from registration is available.

Section 4.2 Resale Restrictions. Arcion further acknowledges and agrees that Arcion shall not offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose (collectively, “Transfer”) the Shares for a period beginning on the date hereof and ending on the nine (9) month anniversary of the date hereof (the “Lock-Up Period”). Furthermore, Arcion agrees that following the Lock-Up Period, Arcion shall: (i) Transfer not more than one-third (1/3) of the Shares (or [            ] Shares) during each 2-month period following the Lock-Up Period and (ii) provide BDSI with reasonable (but no less than two (2) Business Days) advance notice of its intention to Transfer the Shares. In addition, at no time shall Arcion or any of its Affiliates Transfer any Shares while in possession of “material non-public information” (as that term is defined under the U.S. federal securities laws) of BDSI.

Section 4.3 BDSI Covenants. Following the Effective Date, BDSI shall use commercially reasonable efforts to (a) file all forms, reports and documents required to be filed by BDSI with the SEC pursuant to the Exchange Act, (b) comply in all material respects with all other state, federal and SEC rules and regulations, and (c) take all actions to enable the holders of

4

the Shares to sell such Shares on the NASDAQ Stock Market in accordance with the terms of the Rule 144 under the Securities Act. In the event a holder of the Shares is unable to sell such Shares in accordance with Rule 144 following the Lock-Up Period due to the BDSI’s noncompliance with the Exchange Act or other applicable requirements, the holders of a majority of the Shares issued hereunder (the “Holders”) may request that BDSI prepare and file, at its sole expense, including but not limited to the reasonable fees and expenses of one counsel representing the Holders, a registration statement registering all or a portion of the Shares issued hereunder. In the event such registration statement is requested by the Holders, BDSI shall use commercially reasonable efforts to prepare and file a registration statement for such Shares in a timely manner, not to exceed thirty (30) days from such request.

ARTICLE V

MISCELLANEOUS

Section 5.1 Dispute Resolution. Any dispute between BDSI and Arcion under this Agreement shall be subject to the dispute resolution procedures set forth in Section 14 and Section 15.5 of the License Agreement.

Section 5.2 Entire Agreement; Amendment. This Agreement, contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither BDSI nor Arcion make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

Section 5.3 Notices. Any notice, request or other communication required or permitted hereunder shall be undertaken in accordance with the procedures set forth in Section 15.4 of the Agreement.

Section 5.4 Indemnity. Each party shall indemnify each other party against any loss, cost or damages (including reasonable attorney’s fees but excluding consequential damages) incurred as a result of such parties’ breach of any representation, warranty, covenant or agreement in this Agreement.

Section 5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

Section 5.6 No Strict Construction. This Agreement has been prepared jointly and shall not be strictly construed against either Party.

Section 5.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

Section 5.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, without regard to the conflicts of law principles that would provide for application of the law of a jurisdiction other than the state of Delaware and excluding the United Nations Convention on Contracts for the International Sales of Goods.

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Section 5.9 Survival. The representations and warranties and the agreements and covenants of BDSI and Arcion contained herein shall survive the issuance of the Shares hereunder.

Section 5.10 Execution. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and other electronically scanned signatures shall have the same effect as their originals.

[Signature Page Follows]

6

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed as of the date first above written.

BDSI:

BIODELIVERY SCIENCES INTERNATIONAL, INC.

By:
Name:
Title:

ARCION:

ARCION THERAPEUTICS, INC.

By:
Name:
Title:

7